UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
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LivaNova PLC

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LivaNova

Health innovation that matters

2021 Proxy Statement

NOTICE OF 2021 ANNUAL GENERAL MEETING OF SHAREHOLDERS
Notice is hereby given that the 2021 Annual General Meeting (the “AGM”) of Shareholders of LivaNova PLC, a public limited company having its registered office at 20 Eastbourne Terrace, London W2 6LG, United Kingdom and incorporated in England and Wales with company number 09451374 (“LivaNova” or the “Company”), will be held as follows:
Date:
Wednesday, June 09, 2021

Time:
13:00 British Summer Time

Virtual Meeting:
www.meetingcenter.io/282913758 (password: LIVN2021)

Record Date:
April 22, 2021 (at the close of The Nasdaq Stock Market LLC (“Nasdaq”) exchange)

Who Can Attend: Record and beneficial holders as of the Record Date may attend. If you plan to attend the meeting, please follow the registration instructions as outlined in this proxy statement. The meeting is a virtual meeting, no physical meeting will be held. A member who is entitled to attend and vote is entitled to appoint another person to vote on his/her behalf the ordinary shares with nominal value £1 per share (each, an “Ordinary Share”) held by him/her, as his/her proxy to exercise all or any of his/her rights to attend, speak and vote at the meeting. For information on attending the meeting and appointing a proxy, see our Frequently Asked Questions about the AGM.
Number of Votes Outstanding:   The Company has only one class of voting shares, namely that of ordinary shares. At April 22, 2021, there were 48,856,606 total ordinary shares outstanding, each carrying one vote.
Date of Mailing: This notice and proxy statement is being mailed or made available to shareholders on April 30, 2021.
ITEMS OF BUSINESS
You will be asked to consider and, if thought fit, pass the following resolutions:
1.
Ordinary Resolution:   To elect, by separate resolutions, each of the following ten (10) directors for a term expiring at the AGM to be held in 2022:

a.
Mr. Francesco Bianchi

b.
Ms. Stacy Enxing Seng

c.
Mr. William Kozy

d.
Mr. Damien McDonald

e.
Mr. Daniel Moore

f.
Mr. Alfred Novak

g.
Sharon O’Kane, PhD

h.
Arthur L. Rosenthal, PhD

i.
Ms. Andrea Saia

j.
Mr. Todd Schermerhorn

2.
Ordinary Resolution:   To approve, on an advisory basis, the Company’s compensation of its named executive officers (“US Say-on-Pay”).

3.
Ordinary Resolution:   To ratify the appointment of PricewaterhouseCoopers LLP, a Delaware limited liability partnership, as the Company’s independent registered public accountancy firm.

4.
Ordinary Resolution:   To generally and unconditionally authorize the directors, for purposes of section 551 of the Companies Act 2006 (the “Companies Act”) to exercise all powers of the Company to allot shares in the Company and to grant rights to subscribe for, or to convert any security into, shares in the Company up to an aggregate nominal amount of £16,122,679, provided that:
(A)
(unless previously revoked, varied or renewed by the Company) this authority will expire at the end of the next annual general meeting of the Company or, if earlier, the close of business on the date that is fifteen (15) months after the date on which this resolution is passed, save that the directors may, before this authority expires, make offers or agreements which would or might require shares in the Company to be allotted, or rights to subscribe for, or convert securities into, shares to be granted, after its expiry and the directors may allot shares or grant rights to subscribe for, or convert securities into, shares pursuant to such offers or agreements as if this authority had not expired, and

(B)
this authority replaces all subsisting authorities previously granted to the directors for the purposes of section 551 of the Companies Act which, to the extent unused at the date of this resolution, are revoked with immediate effect without prejudice to any allotment of shares or grant of rights already made, offered or agreed to be made under such authorities.

5.
Special Resolution:   Subject to the passing of resolution 4 and in accordance with sections 570 and 573 of the Companies Act, to empower the directors generally to allot equity securities (as defined in section 560 of the Companies Act) for cash pursuant to the authority conferred by resolution 4, and/or to sell ordinary shares (as defined in section 560 of the Companies Act) held by the Company as treasury shares for cash, in each case as if section 561 of the Companies Act (existing shareholders’ pre-emption rights) did not apply to any such allotment or sale, provided that this power is limited to the allotment of equity securities or sale of treasury shares for cash:

(a)
up to an aggregate nominal amount of £2,442,830 for any purpose; and

(b)
(in addition to the amount set out under (a) above), up to an aggregate nominal amount of £2.442,830 to be used only for the purposes of financing an acquisition or other capital investment.

provided that:
(A)
(unless previously revoked, varied or renewed by the Company) this power will expire at the end of the next annual general meeting of the Company or, if earlier, the close of business on the date that is fifteen (15) months after the date on which this resolution is passed, save that the directors may, before this power expires, make offers or agreements which would or might require equity securities to be allotted and/or treasury shares to be sold after its expiry and the directors may allot equity securities and/or sell treasury shares pursuant to such offers or agreement as if this power had not expired; and

(B)
this power replaces (except for any power conferred by resolution 4) all subsisting powers previously granted to the directors for the purposes of section 570 of the Companies Act which, to the extent unused at the date of this resolution, are revoked with immediate effect, without prejudice to any allotment of equity securities already made, offered or agreed to be made under such powers.

6.
Ordinary Resolution:   To approve, on an advisory basis, the United Kingdom (“UK”) directors’ remuneration report in the form set out in the Company’s UK annual report and accounts for the period ended December 31, 2020.

7.
Ordinary Resolution:   To receive and adopt the Company’s audited UK statutory accounts for the year ended December 31, 2020, together with the reports of the directors and the auditors thereon.

8.
Ordinary Resolution:   To re-appoint PricewaterhouseCoopers LLP, a limited liability partnership organized under the laws of England, as the Company’s UK statutory auditor.

9.
Ordinary Resolution:   To authorize the directors and/or the Audit and Compliance Committee to determine the remuneration of the Company’s UK statutory auditor.

HOW TO VOTE
You may vote at the AGM by proxy or virtually at www.meetingcenter.io/282913758 (password: LIVN2021). Please see the section entitled Frequently Asked Questions About the AGM for detailed information on how shareholders of record, beneficial holders and CDI holders may virtually attend and vote at the AGM.
You may also vote in advance of the meeting. Depending on whether you are a shareholder of record, a beneficial holder or a CDI holder, you will be able to do so by mail, the internet or telephone. Please see our Frequently Asked Questions About the AGM.
SECTION 527 NOTICE — WEBSITE MATERIALS
Under section 527 of the Companies Act, shareholders meeting the threshold requirements set out in that section have the right to require the Company to publish on a website a statement setting out any matter relating to: (i) the audit of the Company’s accounts (including the auditor’s report and the conduct of the audit) that are to be laid before the meeting; or (ii) any circumstance connected with an auditor of the Company ceasing to hold office since the previous meeting at which annual accounts and reports were laid in accordance with section 437 of the Companies Act. The Company may not require the shareholders requesting any such website publication to pay its expenses in complying with section 527 or section 528 of the Companies Act. Where the Company is required to place a statement on a website under section 527 of the Companies Act, it must forward the statement to the Company’s auditor not later than the time when it makes the statement available on the website. The business which may be dealt with at the meeting includes any statement that the Company has been required under section 527 of the Companies Act to publish on a website.
By order of the Board of Directors,
Keyna P. Skeffington
Company Secretary
April 30, 2021

Proxy Summary
This summary highlights information described in greater detail later in this proxy statement. Please read the proxy statement in its entirety and do not rely on this summary to give you the information you need to make an informed decision on the proposals presented for your consideration.
First and foremost, please vote. Your vote and participation are very important to us.
2021 Annual General Meeting of Shareholders
Date and Time:
Wednesday, June 9, 2021at 13:00 (Local Time in London)

Place:
Virtually on the internet at www.meetingcenter.io/282913758 (password: LIVN2021)

Record Date:
April 22, 2021

Mailing Date:
April 30, 2021

Voting Methods and Deadlines
In advance:
Internet www.meetingcenter.io/282913758 (password: LIVN2021) or as directed by your broker, as the case may be
Telephone Call the number on your proxy card
By mail Sign, date and return your proxy card in the enclosed envelope
At the meeting: Attend virtually at www.meetingcenter.io/282913758 (password: LIVN2021)
Questions and Answers About Attending our AGM and Voting
Please review the questions and answers about our AGM and voting beginning on page 66 to help you vote and be aware of what you need to do to attend the AGM virtually. Please note that if you hold your shares through an intermediary, such as a bank or broker, you must obtain a legal proxy from your intermediary and then register in advance to attend the AGM virtually on the internet.
Voting Matters and Board Recommendations
Proposal	Board Recommendation	For More Information
Proposal 1 – To elect, by separate resolutions, the ten director nominees named in the Proxy Statement to hold office until the 2022 AGM	“FOR” all nominees	Page 6
Proposal 2 – To approve, on an advisory basis, the Company’s compensation of its named executive officers	“FOR”	Page 53
Proposal 3 – To ratify the appointment of PricewaterhouseCoopers LLP, a Delaware limited liability partnership, as the Company’s independent registered public accountancy firm	“FOR”	Page 56
Proposal 4 – To grant authority to allot shares up to an aggregate nominal amount of £16,122,679 for a maximum period to end of the earlier of the date of the 2022 AGM or fifteen (15) months from the date of the 2021 AGM	“FOR”	Page 57

Proposal	Board Recommendation	For More Information
Proposal 5 – Special ResolutionTo grant power to disapply pre-emptive rights when the Board allots (issues) shares for cash:
(a)
up to an aggregate nominal amount of £2,442,830 for any purpose and

(b)
(in addition to the amount set out under (a) above), up to an aggregate nominal amount of £2,442,830 to be used only for the purposes of financing an acquisition or other capital investment.

	“FOR”	Page 58
Proposal 6 – To approve, on an advisory basis, the UK directors’ remuneration report in the form set out in the Company’s UK annual report and accounts for the period ended December 31, 2020	“FOR”	Page 61
Proposal 7 – To receive and adopt the Company’s audited UK statutory accounts for the year ended December 31, 2020, together with the reports of the directors and auditors thereon	“FOR”	Page 62
Proposal 8 – To re-appoint PricewaterhouseCoopers LLP, a limited partnership organized under the laws of England, as the Company’s UK statutory auditor	“FOR”	Page 63
Proposal 9 – To authorize the directors and/or the Audit and Compliance Committee to determine the remuneration of the Company’s UK statutory auditor	“FOR”	Page 64
Director Nominees
You are being asked to vote, by separate ordinary resolutions, on the election of the following ten nominees, each for a one-year term. Election is by a majority of the votes cast. Detailed information about each Director’s background and skills begins on page 10.
Name	Age	Director Since	Principal Position	Independent
Francesco Bianchi	64	2015	Chair, Seven Capital Partners S.r.l.	Yes
Stacy Enxing Seng	56	2019	Venture Partner, Lightstone Ventures	Yes
William Kozy	69	2018	Retired, EVP and COO, Becton, Dickinson and Company	Yes
Damien McDonald	56	2017	CEO, LivaNova	No
Daniel Moore	60	2015	Chair of the Board; private investor	Yes
Alfred Novak	73	2015	Private investor	Yes
Sharon O’Kane, Ph.D.	53	2015	Entrepreneur in Residence, University College Dublin	Yes
Arthur L. Rosenthal, Ph.D.	74	2015	Retired CEO, EyeCue, Inc..	Yes
Andrea Saia	63	2016	Retired, Global Head of Vision Care, Alcon Division, Novartis AG	Yes
Todd Schermerhorn	60	2020	Retired, Senior Vice President and Chief Financial Officer of C. R. Bard, Inc.,	Yes
Executive Compensation Philosophy
Our market-competitive executive compensation program acts as an incentive for our named executive officers (“NEOs”) to perform at their highest level, take appropriate risks and drive shareholder return in the short and long term. Our executive compensation program aims to ensure that we recruit and retain key executive officers responsible for our success and align the interests of our executive officers, including our

NEOs, with shareholders. To achieve these ends, the Compensation Committee structures the executive compensation program to:
•
Target NEO pay around the market median to attract, motivate and retain talented executive officers with the skills and experience to ensure our long-term success;

•
Use multiple pay and award vehicles that work together to reward performance and retain talent, while maintaining alignment with shareholder interests;

•
Reward individual performance with base salary and a cash-based short-term bonus ensuring a meaningful link to our operational performance and shareholder interests;

•
Pay a substantial portion of each NEO’s compensation as variable pay contingent upon the achievement of our business objectives;

•
Balance the components of compensation so that short-term (annual) and long-term performance objectives are recognized because our success depends on our executive officers being focused on critical strategic and tactical objectives, both short-term and long-term;

•
Encourage NEOs to have a meaningful ownership interest in the Company with stock ownership guidelines;

•
Vest equity awards over time to promote retention;

•
Reference the LivaNova Compensation Recoupment Policy, which provides for the clawback of awards in specified situations, in our award agreements; and

•
Work with an independent compensation consultant to ensure our program is meeting its goals.

Cautionary Note Regarding Forward-Looking Statements
This proxy statement contains forward-looking statements within the meaning of the United States (“US”) federal securities laws. Forward-looking statements may be identified by words like “may,” “could,” “seek,” “guidance,” “predict,” “potential,” “likely,” “believe,” “will,” “should,” “expect,” “anticipate,” “estimate,” “plan,” “intend,” “forecast,” “foresee” or variations of these terms and similar expressions, or the negative of these terms or similar expressions. Forward-looking statements in this proxy statement include, but are not limited to, statements regarding individual and Company performance objectives and targets. These and other forward-looking statements are based on our beliefs, assumptions and estimates using information available to us at the time and are not intended to be guarantees of future events or performance. Factors that may cause actual results to differ materially from those contemplated by the statements in this proxy statement can be found in our periodic reports on file with the SEC. The forward-looking statements speak only as of the date of this proxy statement and undue reliance should not be placed on these statements. We disclaim any intention or obligation to publicly update or revise any forward-looking statements, unless required by applicable securities laws. This cautionary statement is applicable to all forward-looking statements contained in this document.

Resolutions and Voting
Voting on a Poll
In accordance with best practice and our Articles of Association, all voting at the Company’s AGM is done on a poll and not on a show of hands.
Ordinary and Special Resolutions
The Companies Act specifies a number of matters that must be effected by special resolution of a company’s shareholders. A resolution passed on a poll taken at a meeting is passed as a special resolution if it is passed by members representing 75% (or more) of the total voting rights of members who, being entitled to vote, do so virtually at the meeting, by proxy or in advance of the meeting. At the 2021 AGM, there is one special resolution to be voted upon (Proposal 5).
All other resolutions at the 2021 AGM are ordinary resolutions. These resolutions will pass on a poll at the AGM if members representing a simple majority of the total voting rights of members who, being entitled to vote, do so virtually at the meeting or by proxy or in advance of the meeting.
Abstentions
Under English law, an abstention is not a vote in law and will not be counted in the calculation of the proportion of votes ‘for’ or ‘against’ the resolution.
Broker Non-Votes
If you are a beneficial owner and hold shares through an account with a bank or broker, your shares may be voted if you do not provide voting instructions. Brokerage firms have the authority under the New York Stock Exchange rules to vote shares for which their customers do not provide voting instructions on routine matters. When a matter is not routine and the brokerage firm has not received voting instructions from the beneficial owner, the brokerage firm cannot vote the shares on that matter. This is called a broker non-vote. For example, the ratification of the selection of independent auditors is considered a routine matter, and the brokerage firm can vote for or against this resolution at its discretion, but the election of directors is not considered routine for these purposes. The only resolutions that are considered routine are the ratification of the selection of independent auditors for US purposes and re-appointment of independent auditors for UK purposes. All of our other resolutions at the 2021 AGM are non-routine matters.
Possible Selections on the Ballot
You can vote ‘for’ or ‘against’ a resolution. Each of these votes will have legal effect under English law in that they count as votes cast. An abstention, indicated by electing ‘abstain’ is not a vote under English law as indicated above

Proposal No. 1 Election of Directors
The selection of qualified directors is critical to the long-term success of the Company and its shareholders. Director nominees must be able to contribute significantly to the Board’s discussion and decision-making on the broad array of complex issues facing the Company. The Board of Directors’ (the “Board”) established process for director selection begins with an assessment of our strategic objectives and the skills, experience and qualifications needed to further those objectives. Through that process, the Board has determined that its nominees for election as directors at the 2021 AGM collectively represent the best mix of experience, qualifications and skills to further the long-term interests of all shareholders.
The Board is unclassified. Directors are currently elected for one-year terms.
You are being asked to vote, by separate ordinary resolutions, on the election of the following ten director nominees, each for a one-year term. Election is by a majority of the votes cast in an uncontested election such as this one. In a contested election, directors are elected by a plurality of the votes case. Detailed information about each director nominee’s background, skill sets and areas of expertise can be found beginning on page 10.
Director Nominees
Francesco Bianchi
Stacy Enxing Seng
William Kozy
Damien McDonald
Daniel Moore
Alfred Novak
Sharon O’Kane, Ph.D.
Arthur L. Rosenthal, Ph.D.
Andrea Saia
Todd Schermerhorn
Vote Required:   Each director nominee is elected by a simple majority of the total votes cast.
Board Recommendation:   The Board recommends a vote FOR the election to the Board of each of the director nominees.

Corporate Governance
The Board of Directors
Our Articles of Association provide that the number of directors shall be ten unless otherwise decided by the Board. Effective December 3, 2020, the Board appointed Todd Schermerhorn to serve as a director, temporarily giving the Board 11 members until the 2021 AGM. Hugh Morrison declared not to stand for re-election at the 2021 AGM. Upon the recommendation of our Nominating and Corporate Governance Committee, the Board has nominated the persons named under Proposal No. 1 to serve as directors until the 2022 AGM or their earlier resignation or removal. All directors are elected annually.
With the exception of Mr. McDonald, our chief executive officer (“CEO”), each of the named nominees is independent under applicable rules of Nasdaq and the US Securities and Exchange Commission (“SEC”). Mr. Moore will rotate from the role of chair of the Board effective as of the 2021 AGM. If re-elected, Mr. Kozy will serve as the Company’s independent and non-executive chair of the Board and Ms. Enxing Seng will serve as the chair of the Compensation Committee following the 2021 AGM.
Board Qualifications and Director Selection
The selection process for directors is set out in our Corporate Governance Guidelines and in the charter of the Nominating and Corporate Governance Committee. These documents are available at https://investor.livanova.com. The charter authorizes the Nominating and Corporate Governance Committee to determine the qualifications, qualities, skills and other expertise required to be a director but also sets out certain minimum qualification requirements:
•
high ethical behavior;

•
accomplishments within their respective fields;

•
relevant business and financial expertise and experience;

•
sound business judgment; and

•
diversity, including with respect to gender, race/ethnicity, geography, professional experience, skills and tenure.

The Board has not introduced term or age limits. While term limits may foster fresh ideas and viewpoints, they hold the disadvantage of losing the contribution of directors who have been able to develop, over a period of time, increased insight into the Company and its operations and, therefore, provide significant contributions to the Board as a whole. As an alternative to term limits, the Nominating and Corporate Governance Committee reviews each director’s continued tenure on the Board annually.
In December 2020, the Company updated its Corporate Governance Guidelines to provide that the Board will consider rotation of the chair of the Board and Committee chairs after a chair has served for approximately five successive years after balancing the benefits of rotation against the benefit of continuity, experience and expense.
The Nominating and Corporate Governance Committee conducts an annual skills analysis and considers that analysis in the context of the Company’s strategic plan in order to identify skills and expertise required to lead the Company now and in the future. It also considers the results of the Board and its committees’ annual self-assessments. These assessments are used to enhance the effectiveness of the Board and its committees. The assessments are also used to identify any further gaps as well as Board succession planning and ultimately determines the qualifications, qualities, skills and other expertise (in addition to the minimum requirements set out above) desired at this juncture in the Company’s development. The Nominating and Corporate Governance Committee then assesses all current directors who expressed an interest in being re-nominated as well as potential new candidates and makes its recommendation to the Board.
The Nominating and Corporate Governance Committee may consider candidates for our Board from any reasonable source, including from a search firm engaged by the committee and shareholder recommendations subject to the procedures set forth below and the full procedures identified in our

Corporate Governance Guidelines. Any invitation to join our Board is extended by the Board and by the chair of the Nominating and Corporate Governance Committee.
Although we do not have a formal policy with regard to the consideration of any director nominees recommended by shareholders, a shareholder or group of shareholders may recommend potential candidates for consideration. We do not have such a policy because the Nominating and Corporate Governance Committee believes that it can adequately evaluate any such nominees on a case-by-case basis. No shareholder nominees were submitted for consideration at the 2021 AGM.
Nominees for consideration by the Nominating and Corporate Governance Committee may be sent in writing to the Office of the Company Secretary, by mail at 20 Eastbourne Terrace, London W2 6LG, United Kingdom, not less than 90 nor more than 120 days prior to the first anniversary of the AGM for the previous year. The written nomination must include all information relating to such director nominee that is required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors, or otherwise required, pursuant to Regulation 14A under the US Securities Exchange Act of 1934, as amended (the “Exchange Act”), including such person’s written consent to be named in the proxy statement as a nominee and to serve as a director if elected. In addition, the nomination must include:
•
the nominating shareholder’s or shareholders’ name(s) and address(es) as they appear on the Company’s books;

•
the class and number of shares beneficially owned by the nominating shareholder(s);

•
a description of all agreements, arrangements and understandings between such shareholder(s), each proposed director nominee and any other person or persons (including their names) in connection with the nomination;

•
any other information relating to such shareholder(s) that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies pursuant to Regulation 14A under the Exchange Act; and

•
to the extent known by the shareholder(s) giving notice, the name and address of any other shareholder(s) supporting the election of the nominee.

Additionally, under the Companies Act, certain shareholders may require us (i) to include a resolution in our notice of AGM or (ii) require us to include any matter (other than a proposed resolution) in the business to be dealt with at the AGM. Provided that the relevant criteria are met, notice of the resolution or matter must be received by the Company at the Office of the Company Secretary at 20 Eastbourne Terrace, London W2 6LG, United Kingdom at least six weeks prior to the date of the AGM or, if later, at the time notice of the AGM is delivered to shareholders.
From time to time, the Nominating and Corporate Governance Committee may request additional information from the nominee or the nominating shareholder(s). Potential nominees suggested by shareholders are evaluated by the Nominating and Corporate Governance Committee in the same manner as other potential candidates.

Board Diversity and Tenure
As enshrined in the charter of the Nominating and Corporate Governance Committee, the Board and Company are focused on ensuring a diverse Board. The ten director nominees consist of the following:
Gender	Nationality

We believe that a variety of tenures provides an effective balance of deep knowledge of our business and industry and new perspectives. The tenure of the Board is as follows:
Tenure

Background Information Regarding Directors and Director Nominees
Francesco Bianchi
INDEPENDENT Age 64 Six years of service (since 2015) Chair Seven Capital Partners S.r.l.
Francesco Bianchi has served as the chair of Seven Capital Partners S.r.l., a financial consulting firm, since June 2018. He previously served as the Chief Executive Officer of Seven Capital Partners and has been with the firm since 2013. Mr. Bianchi has 30 years of mergers and acquisitions and strategic advisory experience working for well-recognized international financial institutions including JPMorgan Chase (Paris), Morgan Grenfell (London), Citi (Milan) and Bankers Trust (Milan), where he served in various roles including general manager and head of the mergers and acquisitions and corporate finance division. He also headed the strategic planning division of Banca-Intesa S.p.A. in Italy and abroad. Mr. Bianchi earned a degree in economic sciences with honors from the University of Florence and is a chartered accountant.

Committees: • Audit and Compliance; Compensation Other Public Company Directorships: • None
Former Public Company Directorships During the Past Five Years:
•
Intesa Sanpaulo S.p.A.

Director Skills and Qualifications:
•
Mr. Bianchi is an audit committee financial expert and has an extensive professional background working in strategy and mergers and acquisitions.

STACY ENXING SENG
INDEPENDENT Age 56 Two years of service (since 2019) Venture Partner Lightstone Ventures
Stacy Enxing Seng has served as a Venture Partner with Lightstone Ventures, a venture capital group focused on medical technology and biotechnology-related investments, since 2016. Prior to joining Lightstone, Ms. Enxing Seng was with Covidien, a global health care products company, as its President, Vascular Therapies (2011 to 2014) and President of Peripheral Vascular (2010 to 2011). Ms. Enxing Seng joined Covidien in 2010 through the $2.6B acquisition of ev3 Incorporated, where she was a founding member and executive officer responsible for leading its Peripheral Vascular division (2001 to 2010). Prior to ev3, Ms. Enxing Seng held positions of increasing responsibility with Boston Scientific, SCIMED, Baxter and American Hospital Supply. She holds a B.A. in Public Policy from Michigan State University and an M.B.A. from Harvard University.

Committees: • Compensation Other Public Company Directorships: • Sonova Holding AG; Hill-Rom Holdings, Inc.
Director Skills and Qualifications:
•
Ms. Enxing Seng has broad experience as a former senior executive responsible for a world-wide business unit of a major medical device company. In addition, she has significant experience as a co-founder of a successful medical device start-up. Her operational experience at both large and small medical device companies, combined with her first-hand experience gained from building ev3 from the ground up, provide the Board with valuable insights into strategy, marketing, sales, innovation, mergers and acquisitions and a variety of other medical device-related areas.

William Kozy
Independent Age 69 Three years of service (since 2018) Retired, EVP and COO Becton, Dickinson and Company
William Kozy retired from Becton, Dickinson and Company, a global medical technology company, in 2016 where he was Executive Vice President and Chief Operating Officer from 2011 to 2016. At Becton Dickinson, he also served as a member of the corporate Leadership Team and in various executive roles since 1988, including head of BD Medical (2009 to 2011), President of the BD Biosciences segment (2006 to 2009), President of BD Diagnostics (2002 to 2006) and Senior Vice President of Company Operations (1998 to 2002). Mr. Kozy holds a B.A. from Kenyon College.

Committees: • Nominating and Corporate Governance
Other Public Company Directorships:
•
Cooper Companies, Inc.

Director Skills and Qualifications:
•
Mr. Kozy has a career spanning more than 40 years with global medical device companies. Prior to serving as COO for Becton Dickinson, Mr. Kozy’s key business worldwide leadership roles included responsibility for the Biosciences, Diagnostic and Medical segments of Becton Dickinson. During his time at Becton Dickinson, he was responsible for all world-wide businesses of the company with leadership emphasis on profitable revenue growth and talent development. He also brings a depth of corporate leadership experience in the areas of innovation systems, operations, manufacturing and ERP implementation as well as his broad and relevant experience in global strategy, mergers and acquisitions, technology and product development.

Damien McDonald
Age 56 Four years of service (since 2017) CEO LivaNova
Damien McDonald has served as the CEO and an executive director of the Company since January 2017 and served as the Company’s Chief Operating Officer from October through December 2016. Prior to joining the Company, Mr. McDonald was with Danaher Corporation, a global manufacturer of medical, industrial and commercial products, where he was Group President, Professional Consumables (2013 to 2016). From 2011 to 2013, Mr. McDonald served as Group President of Kerr Corporation, a subsidiary of Danaher, where he was responsible for a dental consumable business with operations in the US, Mexico, Switzerland, Italy and the Czech Republic. In 2010, Mr. McDonald undertook special projects for Danaher. From 2007 to 2010, Mr. McDonald was president, Zimmer Spine at Zimmer Holdings, where he was responsible for divisions in the US and France. From 1999 to 2007, Mr. McDonald had various roles with Johnson and Johnson. Mr. McDonald holds bachelor’s degrees in pharmacy and economics from the University of Queensland in Australia, a master’s degree in international economics from the University of Wales, and an M.B.A. from the Institute for Management Development in Lausanne.

Committees: • None
Other Public Company Directorships:
•
None

Director Skills and Qualifications:
•
Mr. McDonald has extensive management experience in the medical device and life sciences industries and serves as the CEO of the Company.

Daniel Moore
Independent Age 60 Six years of service (since 2015) Chair of the Board and private investor
Daniel Moore is chair of the Board of the Company and, over the past five years, has worked primarily as a private investor. Mr. Moore served as President and CEO and a member of the board of Cyberonics, Inc., a medical device company with core expertise in neuromodulation, from 2007 to 2015 when Cyberonics merged with Sorin S.p.A. to form the Company. Mr. Moore joined Cyberonics after 18 years with Boston Scientific where he was President of InterContinental as well as having roles in general management, sales and marketing earlier in his career. Mr. Moore has a B.A. from Harvard College and an Executive M.B.A. from Boston University.

Committees: • None as chair of the Board Other Public Company Directorships: • ViewRay, Inc.
Director Skills and Qualifications:
•
Mr. Moore has extensive experience working with cutting edge medical device companies, including leadership of Cyberonics. He has significant experience in domestic and international general management and sales and marketing. Mr. Moore serves or has served on the boards of several medical device companies, the Epilepsy Foundation of America and other non-profits focused on epilepsy, the Medical Device Manufacturers Association and the Advisory Board of Purdue University’s Weldon School of Biomedical Engineering.

Alfred Novak
Independent Age 73 Six years of service (since 2015) Private investor
Alfred Novak has worked as a private investor since 2015. Prior to that, Mr. Novak served as President and CEO of Syntheon Cardiology LLC, an early-stage company developing a percutaneous prosthetic aortic heart valve (2014 to 2015); Chair and CEO of OrbusNeich Medical Technology Company, Ltd., an interventional cardiology company (2010 to 2013); President and CEO of Novoste Corporation, an interventional cardiology company (2002 to 2006); founder of Syntheon, LLC, a company focused on minimally invasive medical devices for the gastroenterology and vascular markets (1998 to 2003); and President, CEO and a director of Biosense, Inc., an electrophysiology company (1996 to 1998). Prior to that time, Mr. Novak was Vice President and Chief Financial Officer of Cordis Corporation. Mr. Novak received a BS from the United States Merchant Marine Academy and an M.B.A. in Healthcare from The Wharton School of the University of Pennsylvania.

Committees: • Audit and Compliance; Compensation Other Public Company Directorships: • None
Former Public Company Directorships During the Past Five Years:
•
Dova Pharmaceuticals, Inc.

Director Skills and Qualifications:
•
Mr. Novak has broad operating executive experience as CEO and CFO as well as leading marketing and sales at medical device companies. In addition, he has board of director experience at medical device and pharmaceutical companies, including service on audit and compensation committees. Further, he has expertise concerning new product development, regulatory approval and commercialization of medical devices. Mr. Novak is also an audit committee financial expert.

Sharon O’Kane
Independent Age 53 Six years of service (since 2015) Entrepreneur in Residence University College Dublin
Sharon O’Kane, Ph.D., has served as an Entrepreneur in Residence at University College Dublin since 2015. She was also an expert advisor to the Stevenage Bioscience Catalyst Facility at GlaxoSmithKline, a global healthcare company (2012 to 2019) and a Commercial Mentor to Queen’s University, Belfast (2016 to 2019). Previously, Dr. O’Kane served as Entrepreneur in Residence at the University of Manchester Intellectual Property Company UMIP (2009 to 2014). Dr O’Kane co-founded and, from 1998 to 2010, was the Chief Scientific Officer, and a Director of Renovo Group Plc, a UK biotech company. Dr. O’Kane earned a B.Sc (Honours) First Class in Biomedical Sciences from the University of Ulster from which she also earned a Ph.D. in Biomedical Sciences. She also earned a Diploma in Company Direction from the Institute of Directors.

Committees: • Nominating and Corporate Governance (chair) Other Public Company Directorships: • None
Director Skills and Qualifications:
•
Dr. O’Kane has extensive experience in healthcare, both in the academic realm and in research and development (R&D) capacities. She has served on the board of directors of several biotech and healthcare companies and organizations and has held numerous positions advising healthcare and biotech companies, governmental bodies and universities. Dr. O’Kane was also a co-founder, Chief Science Officer and executive director of Renovo Group Plc and was responsible for growing the university spin-out to a public company, and a non-executive director of Iomet Pharma Ltd. Dr. O’Kane received corporate director governance training at the Institute of Directors and Harvard Business School.

Arthur Rosenthal
Independent Age 74 Six years of service (since 2015) Retired CEO EyeCue, Inc.
Arthur Rosenthal, PhD, retired from EyeCue, Inc., a development-stage medical device company working on a guided biopsy for lower and upper gastrointestinal cancer screening, after serving as co-founder and CEO from 2011 to 2015. Dr. Rosenthal also served as Professor of Practice in the Biomedical Engineering Department at Boston University from 2010 to 2015. Prior to co-founding EyeCue in 2011, Dr. Rosenthal served as President and CEO of Cappella, Inc., a development-stage company focused on novel device solutions for coronary artery disease (2009 to 2011); CEO of Labcoat, Ltd., a development-stage drug-eluting stent technology company, from 2005 until its acquisition by Boston Scientific in 2008; Senior Vice President, Chief Science Officer and Executive Committee Member of Boston Scientific (2000 to 2005); and Senior Vice President, Corporate Officer and Chief Development Officer at Boston Scientific (1994 to 2000). Dr. Rosenthal earned his Bachelor Degree in Bacteriology from the University of Connecticut and a Ph.D in Biochemistry from the University of Massachusetts.

Committees: • Compensation (chair) Other Public Company Directorships: • Profound Medical Corp.
Former Public Company Directorships During the Past Five Years:
•
Arch Therapeutics, Inc.

Director Skills and Qualifications:
•
For more than 40 years, Dr. Rosenthal has developed medical device technologies as an individual contributor, technology executive and serial entrepreneur. He has extensive knowledge of regulatory and compliance requirements pertaining to medical devices and experience with new product development and technology commercialization as well as having served as an operating executive with a major medical device manufacturer.

Andrea Saia
Independent Age 63 Five years of service (since 2016) Retired, Global Head of Vision Care Alcon Division, Novartis AG
Andrea Saia served as the Global Head of Vision Care in the Alcon Division of Novartis AG, a global healthcare company, from 2011 until her retirement in 2012. Prior to this role, she served as President and CEO of CibaVision Corporation, a subsidiary of Novartis, from 2008 to 2011. From 2005 to 2007, Ms. Saia served as President of Europe, Middle East and Africa operations, CibaVision’s largest regional business unit. She joined CibaVision in 2002 as Global Head of Marketing and was promoted to President of the Global Lens Business in 2003. Prior to joining Novartis, Ms. Saia was the Chief Marketing Officer for GCG Partners and also held senior management and marketing positions with global consumer products companies such as Procter & Gamble Co., Unilever and Revlon, Inc. Ms. Saia earned her B.S. in Business Administration from Miami University and her M.B.A. from J.L. Kellogg Graduate School of Management.

Committees: • Audit and Compliance Other Public Company Directorships: • Align Technology, Inc.; Outset Medical, Inc.
Director Skills and Qualifications:
•
Ms. Saia is an accomplished global business executive with nearly 40 years’ experience in the medical device and consumer products industries including multinational companies such as Novartis, Unilever, Revlon and Procter & Gamble, and continuing involvement in business matters as a member of the Miami University Farmer School of Business Advisory Board. She has extensive global business experience, a broad understanding of healthcare, medical device and consumer products industries, strong management skills and significant operations experience.

Todd Schermerhorn
Independent Age 60 First year of service (since December 2020) Retired, Senior Vice President and Chief Financial Officer, C.R. Bard, Inc.
Todd Schermerhorn is retired. Mr. Schermerhorn served as Senior Vice President and Chief Financial Officer of C. R. Bard, Inc., a multinational developer, manufacturer and marketer of life-enhancing medical technologies, from 2003 until his retirement in 2012. Prior to that, he had been Vice President and Treasurer of C. R. Bard (1998 – 2003). From 1985 to 1998, Mr. Schermerhorn held various other management positions with C. R. Bard. Mr. Schermerhorn received a BS from the University of Lowell and an MBA from Babson College.

Committees: • Audit and Compliance Other Public Company Directorships: • The Travelers Companies, Inc.
Former Public Company Directorships During the Past Five Years:
•
The Spectranetics Corporation

Director Skills and Qualifications:
•
Mr. Schermerhorn served as the Chief Financial Officer of a publicly traded company and has significant experience and expertise in management, accounting and business operations. Mr. Schermerhorn is also an audit committee financial expert.

Family Relationships
There are no family relationships among any of our directors or executive officers.
Compensation Committee Interlocks
During the year ended December 31, 2020, the Compensation Committee was composed of Arthur L. Rosenthal, PhD (chair), Francesco Bianchi, Stacy Enxing Seng and Alfred J. Novak. No member of the Compensation Committee is now, or at any time has been, employed by or served as an executive officer of the Company or any of its subsidiaries, or has had any substantial business dealings with the Company or any of its subsidiaries. None of our executive officers currently serves or served in the year ended December 31, 2020 on the board of directors or compensation committee of another company at any time during which an executive officer of such other company served on our Board or Compensation Committee.
Director Independence
The Nominating and Corporate Governance Committee of the Board is empowered by its Board-approved charter to make all determinations of independence required under Nasdaq rules or other applicable laws and regulations, including but not limited to determinations as to which directors are independent, non-employee directors and “audit committee financial experts” as defined by US securities laws.
Under the Nasdaq listing rules, a majority of the members of our Board must qualify as “independent directors.” An “independent director” for Nasdaq purposes is a person other than an executive officer or employee of the Company or any other individual having a relationship which, in the opinion of the Board, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director.
The Nominating and Corporate Governance Committee has evaluated all relevant transactions and relationships between each director, or any of his or her family members, and the Company, senior management and our independent registered public accounting firm. Based on this evaluation, the Nominating and Corporate Governance Committee has determined that all of the directors, other than Mr. McDonald, are “independent” as that term is defined in the Nasdaq listing standards and under the US securities laws.
The Board has also determined that all members of the Audit and Compliance Committee meet additional, heightened independence criteria applicable to audit committee members under the Nasdaq listing rules. The Board has further determined that all members of the Audit and Compliance Committee are financially literate and that Francesco Bianchi, Hugh Morrison (chair of the Audit and Compliance Committee), Alfred Novak and Todd Schermerhorn are “audit committee financial experts.”
The Nominating and Corporate Governance Committee has also determined that all members of the Compensation Committee meet independence criteria applicable to compensation committee members under the Nasdaq listing rules as well as certain other requirements set out below.
The Nominating and Corporate Governance Committee’s determinations as to Nasdaq independence, status as a non-employee director and status as an audit committee financial expert are set out in the table below.
Directors	Nasdaq “Independent Director”	Nasdaq Independence for Compensation Committee Purposes	“Non-Employee Director”	Audit Committee Financial Expert
Francesco Bianchi	X	X	X	X
Stacy Enxing Seng	X	X	X
William Kozy	X	X	X
Damien McDonald
Daniel Moore	X	X	X
Hugh Morrison	X	X	X	X
Alfred Novak	X	X	X	X
Sharon O’Kane, PhD	X	X	X
Arthur Rosenthal, PhD	X	X	X
Andrea Saia	X	X	X
Todd Schermerhorn	X	X	X	X
Board Leadership Structure
The directors may at any time elect and remove a director as chair of the Board and as deputy chair. Unless he or she is unwilling to do so, the director appointed as chair, or in his or her stead the director appointed as deputy chair, presides at all meetings of the Board at which he or she is present. Our Board is currently led by a non-executive and independent chair, Mr. Moore. Currently, we do not have a policy requiring the positions of chair of the Board and CEO to be held by different persons. However, these two positions have been separate and are expected to remain so because the Board believes that structure serves the needs of the Board in a more effective manner. Specifically, keeping the positions separate allows the

CEO to focus his attention on driving business performance rather than Board governance. Additionally, keeping the positions separate is consistent with corporate best practice and many investor guidelines.
The chair establishes the agenda for each Board meeting in consultation with the CEO and with the assistance of the Company Secretary. Each Board member is free to suggest the inclusion of items on the agenda and is also free to raise any subject that is not on the agenda for that meeting.
The non-executive, independent directors meet in private sessions at least quarterly, and the chair is responsible for conducting these executive sessions.
Board Role in Risk Management
Oversight
The Board determines the Company’s risk tolerance. The Board has determined that the Board as a whole, and not a separate committee, will oversee our risk management process. Each of our Board committees has historically focused and continues to focus on specific risks within their respective areas of responsibility.
The Board uses its committees to assist in its risk oversight responsibility as follows:
•
Audit and Compliance Committee oversees the integrity of the financial reporting of the Company and its compliance with applicable legal and regulatory requirements. It also oversees our internal controls and compliance activities. The committee regularly discusses our major financial and business risk exposures and certain contingent liabilities and the steps management has undertaken to monitor and control such exposures. It also meets privately with representatives from our independent registered public accounting firm, the Head of Internal Audit, the Chief Ethics and Integrity Officer, the Chief Accounting Officer, the General Counsel and the Head of IT. The committee also has responsibility for the oversight of the management of cybersecurity risks and is briefed on a quarterly basis regarding such risks.

•
Compensation Committee oversees risks relating to our compensation policies and practices.

•
Nominating and Corporate Governance Committee oversees risks relating to succession planning and governance structures in addition to environmental, social and governance (“ESG”) issues. The committee receives quarterly updates on the Company’s ESG efforts in addition to related industry trends.

At the direction of our Board, the Company created the role of Chief Risk Officer. The Chief Risk Officer reports to and works with the Board to assess, monitor, and mitigate risks that arise in the course of our business. In addition to our Chief Risk Officer, the Chief Financial Officer, Chief Accounting Officer, Controller, General Counsel, Internal Audit team and Chief Information and Technology Officer are key personnel responsible to the Board for the planning, assessment, and reporting of risks. The Board reviews an assessment of, and a report on, our risk profile delivered by the Chief Risk Officer on a regular basis.
COVID-19 Risk Management
In early 2020, a new strain of coronavirus (COVID-19) spread throughout the world, and the outbreak was declared a pandemic by the World Health Organization. The U.S. Secretary of Health and Human Services also declared a public health emergency in the US in response to the outbreak. Considerable uncertainty still surrounds the COVID-19 virus and its potential effects, and the extent of and effectiveness of responses taken on international, national and local levels.
The Board and management are continually evaluating risks to the business, our employees and stakeholders and have taken numerous steps, and will continue to take further actions to address the COVID-19 pandemic. We have successfully implemented our business continuity plans, and our management team is responding to changes in our environment quickly and effectively. Since the start of the pandemic, the Board has met more frequently to address the risks and respond appropriately to the myriad issues raised. We have not closed our manufacturing plants. Additionally, the supply of raw materials and the distribution of finished products remain operational with no known or foreseeable constraints. As a result of the COVID-19 pandemic, we instructed non-essential employees to work from home on a temporary basis and implemented travel restrictions. For those employees who continue to report to our facilities, we implemented social distancing measures and protocols in addition to mandates regarding the use of personal protective equipment.
Compensation Risk Management
Our executive compensation program is designed to motivate and reward our executive officers for their performance during the fiscal year and over the long term and for taking appropriate risks toward achieving our long-term financial and strategic growth objectives. The following characteristics of our executive compensation program are designed to reduce the possibility our executive officers, either individually or as a group, make excessively risky business decisions that could maximize short-term results at the expense of long-term value:
•
Balanced Mix of Pay Components.   The target compensation mix is not overly weighted toward annual incentive awards and represents a balance of base salary, annual short-term incentive compensation in the form of a cash bonus, and long-term equity-based compensation vesting over four years or based on long-term performance objectives;

•
Bracketed Incentive Awards.   Annual cash bonuses can be as little as 0%, but no more than 200%, of target;

•
Stock Ownership Guidelines.   Our executive officers and directors have guidelines suggesting that they achieve and maintain ownership of substantial equity positions in our stock; and

•
Performance Assessments.   Compliance and ethical behaviors are integral factors considered in all performance assessments.

The Company also closely examines its broader compensation policies and actual compensation practices for all employees, including non-executive officers, to assess whether those compensation policies or practices create unreasonable risks. Management conducts the initial risk assessment before presenting potential plans to the Compensation Committee for its review, and, in the case of executive officers, its approval. Management has not identified any plans or practices presenting such risks to date, and the Compensation Committee has reviewed and agrees with management’s conclusion. The Compensation Committee believes that the mix and design of the elements of our compensation program are appropriate and encourage executive officers and key employees to strive to achieve goals that benefit the Company and our shareholders over the long term.
Board, Committee and Shareholder Meetings
Our Board has three standing committees: Audit and Compliance Committee; Compensation Committee; and Nominating and Corporate Governance Committee. Each committee is comprised entirely of independent directors and each committee is governed by a written charter approved by the Board. These charters, which are reviewed annually, form an integral part of our corporate governance policies, and a copy of each charter is available on our website at www.livanova.com.
The Board held 16 meetings during the year ended December 31, 2020, of which four were regularly scheduled and 12 were additional meetings, and acted by unanimous written consent on seven occasions. Each of the directors attended at least 75% of the total number of Board meetings and meetings of the committees on which he/she served. We do not have a formal policy on director attendance at our AGM. Our 2020 AGM was a virtual meeting and all directors at the time attended the AGM.

The following table summarizes (i) the membership of the Board, (ii) the members of each of the Board’s standing committees and (iii) the number of times each committee met.
Members of the Board’s standing committees as of December 31, 2020
	Compensation Committee	Nominating and Corporate Governance Committee	Audit and Compliance Committee
Francesco Bianchi	√		√
Stacy Enxing Seng	√
William Kozy		√
Damien McDonald
Daniel Moore (chair)
Hugh Morrison		√ *	√ (C)
Alfred Novak	√		√
Sharon O’Kane, PhD		√ (C)
Arthur L. Rosenthal, PhD	√ (C)
Andrea Saia		√ **	√
Todd Schermerhorn			√ ***
Committee Actions in 2020
Meetings	8	8	14
Written Resolutions	1	1	2

(C)
indicates committee chair

*
until April 2020

**
from July 2020

***
from December 2020

Audit and Compliance Committee
Under its charter, the Audit and Compliance Committee’s key responsibilities include:
•
Reviewing our consolidated financial statements and internal controls with management and the independent auditors;

•
Monitoring actions we take to comply with our internal accounting and control policies as well as external financial, legal and regulatory requirements;

•
Monitoring our internal audit functions;

•
Reviewing the qualifications and independence of our independent auditors engaged for the purpose of auditing our consolidated financial statements and issuing an audit report for inclusion in appropriate regulatory filings;

•
Selecting, subject to required shareholder approvals, our independent auditors and evaluating their performance; and

•
The consideration of reports from the Company’s information technology function, including cybersecurity.

The Audit and Compliance Committee meets at least quarterly with management, the Chief Ethics and Integrity Officer, internal auditors and the independent auditors in separate executive sessions to discuss any matter that any of these groups believe should be discussed privately. Pursuant to its charter, the Audit and Compliance Committee has the authority, at the Company’s expense, to retain professional advisors, including legal, accounting or other consultants, to advise it in connection with the exercise of its powers and responsibilities. This committee is also responsible for engaging and providing for appropriate compensation of the independent auditors.
Compensation Committee
Under its charter, the Compensation Committee is responsible for, among other things, the following:
•
Regarding the CEO:

•
determining and approving his goals as they relate to his compensation;

•
evaluating the CEO in light of those goals; and

•
determining and approving the CEO’s compensation based on his performance;

•
Determining and approving the compensation of all other executive officers;

•
Reviewing and certifying the achievement of any performance goals for long-term and short-term incentive plans;

•
Reviewing and approving incentive compensation plans and equity-based plans and, where required, recommending such plans for shareholder approval;

•
Administering (including adopting, amending and terminating) incentive compensation and equity-based plans;

•
Reviewing and discussing with management the Compensation Discussion and Analysis to be included in appropriate regulatory filings and determining whether to recommend to the Board that the Compensation Discussion and Analysis be included in such filings;

•
Submitting to the Board for its approval an annual Remuneration Report to be included in our UK Annual Report;

•
Producing a report of the Compensation Committee for inclusion in appropriate US regulatory filings, as well as in the UK Annual Report; and

•
Approving employment agreements and severance arrangements or plans for executive officers.

The Compensation Committee has the sole authority to retain and terminate a compensation consultant to assist with its responsibilities, as well as the sole authority to approve the consultant’s fees, which are then paid by the Company (within any budgetary constraints imposed by the Board).
Nominating and Corporate Governance Committee
Under the terms of its charter, the Nominating and Corporate Governance Committee develops and recommends corporate governance principles and policies to our Board and administers the process for identifying candidates for membership on the Board, including developing criteria for Board and committee memberships and recommending and recruiting director nominees.
The Nominating and Governance Committee evaluates the independence and other standards applicable to service on the Board and its committees, including whether each Audit and Compliance Committee member is financially literate and whether the Audit and Compliance Committee has at least one “audit committee financial expert.” This committee also evaluates and recommends changes, as appropriate, to Board and committee size, composition and chair and committee structure and administers the process for regular Board and committee self-evaluations. In addition, this committee prepares and recommends, for Board approval, the Company’s CEO succession planning policies and reviews succession planning activities. This committee also approved on behalf of the Board such standalone environmental, social and governance filings as may by law or regulation have to be approved by the Board.
Governance Policies and Practices
Stock Ownership Guidelines
The Board believes that ownership of our shares by our executive officers and directors further aligns their interests with that of our shareholders. We encourage our executive officers and non-executive directors to achieve the following levels of equity ownership in the Company within five years after the date he/she becomes a Section 16 officer or a non-executive director and, following such initial measurement date, to demonstrate the same levels on the last day of each financial year thereafter:
•
Five times the base salary for the CEO;

•
Three times the base salary for all executive officers, other than the CEO; and

•
Five times the annual cash retainer for all non-executive directors.

Equity ownership used to determine the market value includes all ordinary shares, all unvested restricted stock units of our ordinary shares and all in-the-money, vested, unexercised stock appreciation rights (calculated based on stock market value, minus exercise price, minus estimated tax expense at a 40% tax rate). The Company includes not only equity owned by the individual but also that held individually by or jointly with the individual’s spouse or children.
Compliance with our stock ownership guidelines is voluntary; however, an individual’s failure to comply with the guidelines is a factor considered by the Compensation Committee in connection with the award of future equity awards to the individual. Our first measurement date under the stock ownership guidelines was in October 2020. The Board determined that those who were not at the level set forth in the guideline were making acceptable progress to being in compliance with the guidelines.
Corporate Governance Best Practices
Throughout this proxy statement we have discussed certain best practices the Company adheres to in its corporate governance, including Stock Ownership Guidelines, mentioned directly above. The following is a list of other best practice actions the Board and the Company use and promote:
•
Annual Board, committee and individual director performance evaluations;

•
Annual elections for directors;

•
Separated roles of chair of the Board and CEO;

•
Majority voting for directors in uncontested elections;

•
Supermajority voting to change or amend the Company’s Articles of Association;

•
Prohibiting repricing of grants in equity compensation plans; and

•
Prohibiting the pledging of Company securities, subject to a period to unwind existing pledges.

Communication with Directors
Any shareholder or other party interested in communicating with members of the Board, any of its committees, the independent directors as a group or any of the independent directors individually may send written communications to LivaNova Plc, 20 Eastbourne Terrace, London, England W2 6LG, Attention: Company Secretary or to company.secretariat@livanova.com. Any communications received in writing is forwarded to the Board, committee or to any individual director or directors to whom the communication is directed, unless the communication is unduly hostile, threatening, illegal, does not reasonably relate to us or our business or is inappropriate. The Company Secretary has the authority to discard or disregard any inappropriate communications or to take other appropriate actions with respect to any such inappropriate communications. The Board will endeavor to promptly respond to all appropriate communications and encourages all shareholders and interested persons to use the aforementioned email and mailing address to send communications relating to the our business to the Board and its members.
Code of Business Conduct and Ethics
The Board approved an updated Code of Business Conduct and Ethics (the “Code”) in early 2020 that applies to all directors, officers and employees of the Company. The existing code was refreshed to reflect current best practices and create a more functional and all-inclusive document. In addition to conforming the Code to enhance Company personnel’s understanding of the Company’s standards of ethical business practices, the updates include an introduction to the Company’s values; improve clarity as to how to address ethical issues that may arise; guide interactions with patients and healthcare professionals; and provide information surrounding our marketing and promotional practices. The Code is designed to deter wrongdoing and to promote honest and ethical conduct, including the ethical handling of actual or apparent conflicts; full, fair, accurate, timely and understandable disclosure in reports and documents that we file with, or submit to, the SEC and in other public communications made by us; compliance with applicable governmental laws, rules and regulations; the prompt internal reporting of violations of the Code; and accountability for adherence to Code. A copy of the Code is available on our website at www.livanova.com. Any change to, or waiver from, the Code will be disclosed as required by applicable securities laws, which disclosure may occur on our website or by filing a Form 8-K.
The Company also has an Ethics and Integrity Program, which is a corporate compliance program, that includes written policies and procedures, training/education and ongoing monitoring to ensure effective implementation and maintenance of the program across the Company. In addition, the Company has implemented a Third Party Code of Ethics and Business Conduct that embraces the key principles of the International Labour Organization’s fundamental conventions, because the Company believes that its business can only succeed where the rights of all workers in the value chain of the business are protected and respected. The Company has also recently implemented a new Global Employee Privacy Notice with respect to the rights of an individual to protect his/her personal information and Global Anti-Discrimination and Anti-Harassment Policy to ensure that all LivaNova colleagues can thrive in an inclusive workplace free from all forms of harassment.
Hedging
The Company’s Insider Trading Policy provides that the Company’s employees and directors and the family members of those individuals may not engage in hedging transactions of any type concerning Company securities, including without limitation puts, calls, equity swaps, collars, exchange funds, prepaid variable forwards or other financial instruments or derivative securities.
Related Party Transactions
We recognize that related party transactions involving the Company present a heightened risk of conflicts of interest or the perception of such a conflict. The Board has a formal written policy for reviewing, approving and ratifying transactions with related persons.
Under the policy, any “Related Person Transaction” may be consummated or may continue only if the Audit and Compliance Committee approves or ratifies the transaction in accordance with the guidelines set forth in the policy.
For these purposes, a “Related Person” is:
•
A senior officer (which shall include, at a minimum, each executive officer/Section 16 officer) or director;

•
A shareholder owning more than 5% of the Company (or our controlled affiliates);

•
A person who is an immediate family member of a senior officer or director; and

•
An entity that is owned or controlled by someone listed above, or an entity in which someone listed above has a substantial ownership interest or control.

For these purposes, a “Related Person Transaction” is a transaction between the Company and any Related Person (including any transactions requiring disclosure under the Exchange Act), other than:
•
Transactions involving compensation approved by the Compensation Committee;

•
Transactions available to all employees generally; and

•
Transactions involving less than $50,000 when aggregated with all similar transactions.

The Board has determined that the Audit and Compliance Committee is best suited to review and approve Related Person Transactions. Accordingly, in the event that management recommends a Related Person Transaction, management is required to present the transaction to the Audit and Compliance

Committee in advance of entering into the transaction. If management is unable to present the transaction to the Audit and Compliance Committee for approval in advance, management may enter into the transaction preliminarily, subject to ratification by the Audit and Compliance Committee; provided, however, that if the Audit and Compliance Committee does not so approve, management must make all reasonable efforts to cancel or annul the transaction, or if unable to do so, to amend it in a satisfactory manner. The Audit and Compliance Committee may approve or ratify a Related Person Transaction only if the transaction is on terms comparable to those that could be obtained in arm’s-length dealings with an unrelated third party.
The Board recognizes that a member of our management team or a director may be presented with a significant business opportunity that may equally be available to the Company, either directly or via referral. Before the opportunity may be consummated by a Related Person (other than an otherwise unaffiliated 5% shareholder), the opportunity must be presented to the Audit and Compliance Committee for consideration. The Audit and Compliance Committee, in its discretion, may present the opportunity to the Board for consideration.
In the fiscal year ended December 31, 2020, there were no Related Person Transactions and no such transactions are currently proposed.
Succession Planning
Succession planning is a top priority for the Board and our management team, with the objective of having a pipeline of leaders for the immediate future and long term. The Board and management proactively address succession planning and the Board has delegated the responsibility for CEO and senior management succession planning to the Nominating and Corporate Governance Committee. The Board tasked the Nominating and Corporate Governance Committee with doing so in the context of the challenges and opportunities facing us, of the skills and expertise likely to be required by us in the future and to achieve the benefits of diversity in its widest sense.
These processes enable the Board to address both long-term, planned occurrences, such as retirement or change in roles, as well as short-term unexpected events. Similar processes, led by the relevant management team, occur within each of our franchises and functions.
Environmental, Sustainability and Corporate Social Responsibility
Corporate responsibility and sustainability are integral to LivaNova and guide our actions as a company. We have always focused on delivering strong financial results, but we are committed to doing so in a way that respects the communities and environments in which we operate. In 2020, the Company created the ESG Task Force, a cross-functional team of leaders focused on establishing a comprehensive program optimizing our ESG efforts with full support from the executive team and Board. The Board has increased its own involvement in the ESG arena by enshrining such matters in the charter of the Nominating and Corporate Governance Committee which now formally maintains oversight for these issues. Since the creation of the ESG Task Force, the Nominating and Corporate Governance Committee receives quarterly updates on the Task Force’s progress. The Company is required to, and does, report on its greenhouse gas emissions and on certain other environmental and social (including employee) matters in our UK Annual Report which is available on the Company’s website and in its Form 10-K for the year ended December 31, 2020.
Shareholder Engagement and Consideration of Prior Year’s Say on Pay Vote
We are committed to engagement with our shareholders on executive compensation and corporate governance matters and review all shareholder input and feedback.
At the 2020 AGM, our “Say on Pay” proposal regarding NEO compensation garnered shareholder support of 91.75% of the votes cast. The advisory vote on the UK directors’ remuneration report regarding executive and non-executive director remuneration also showed strong support with 95.60% approval of the votes cast. Each of the proposals is voted on annually. The Compensation Committee reviewed shareholder and other stakeholder feedback along with the results of each of these votes and incorporated it when making compensation decisions.

Under English company law, we are obliged to adopt a remuneration policy for our directors, including our CEO, who is also our sole executive director. The remuneration policy received the support of 96% of the votes to cast in 2020. This policy remains in force until the 2022 AGM when a new remuneration policy will be presented to shareholders for their approval.
Availability of Governance Documents
Our Corporate Governance Guidelines, charters of the committees of the Board and Code of Business Conduct and Ethics are available on our website and in print to any shareholder who requests any of these. To access these documents from our website, go to www.livanova.com, select the “Investor” link, and then click on the “Corporate Governance” menu located in a horizontal list in the middle of the screen. Requests for a printed copy should be addressed to LivaNova Plc, 20 Eastbourne Terrace, London, England W2 6LG, Attention: Company Secretary.
Executive Officers
Name	Age	Position
Damien McDonald	56	Chief Executive Officer
Alex Shvartsburg	51	Interim Chief Financial Officer
Keyna Skeffington	59	Senior Vice President, General Counsel and Corporate Secretary
Marco Dolci	59	Head of Global Operations and R&D
Trui Hebbelinck	49	Chief Human Resources Officer
Roy Khoury	47	Former President, International, Senior Vice President, Global Strategic Marketing
Damien McDonald’s biographical information is set forth under “Background Information Regarding Directors and Director Nominees.”
Alex Shvartsburg joined LivaNova in September 2017 as Vice President Finance Strategy & Innovation (2017 — January 2020) and then became Vice President Corporate Finance & Chief Financial Officer, International Markets (January 2020 — November 2020). He assumed the role of Interim Chief Financial Officer in November 2020. Prior to joining the Company, Mr. Shvartsburg was Chief Financial Officer/Chief Operating Officer of CaligorRx (June 2016 — September 2017); Vice President Finance Genetic Science Division at Thermo Fisher Scientific (January 2014 — June 2016); and Sr. Finance Director, Mergers & Acquisitions with Life Technologies (June 2012 — January 2014). Earlier in his career he held positions of increasing responsibility in Finance. Mr. Shvartsburg holds a BS in Accounting from Drexel University — College of Business and Administration and an MBA from La Salle University.
Keyna Skeffington joined LivaNova in June 2017 in the role of Senior Vice President and General Counsel and became Company Secretary in October 2019. Prior to joining the Company, Ms. Skeffington served in various roles at Medtronic Plc from 2004 to 2017, most recently as Vice President of Legal — Corporate and Securities and Assistant Secretary (2006 to 2017). She also served as Senior Legal Counsel for Medtronic’s Cardiac Surgery Business from 2005 to 2006. Before joining Medtronic, Ms. Skeffington was a Partner at the firm now known as Faegre Drinker Biddle & Reath LLP. Ms. Skeffington holds a BA in International Relations and Russian from Mount Holyoke College and a JD from Tulane University Law School.
Marco Dolci joined LivaNova in March 2017 as President, Europe and subsequently became President, Europe and Head of Global Manufacturing Operations (December 2018 to January 2020) and has been in his current role as Head of Global Operations and R&D since January 2020. Prior to joining the Company, Mr. Dolci was with Danaher Corporation as its Vice President of Danaher Business System — Dental Consumable Platform (April 2016 to March 2017); President of Global Digital Dentistry (November 2014 to April 2016); President — Dental Consumable Platform — EMEA, Asia and Pacific Region (December 2012 to December 2014); and President, Kerr EMEA (October 2010 to December 2012). Prior to his tenure at Danaher, Mr. Dolci served as President and CEO, EMEA for Hitachi Medical System Europe Holding AG. Earlier in his career, he worked in various positions at Eastman Kodak S.A. — Health Care

Division, GE Healthcare and Philips Medical Systems. Mr. Dolci holds a master’s degree in nuclear physics from University of Milan and an Executive M.B.A. from Polytechnic University of Milan.
Trui Hebbelinck joined LivaNova in March 2019 as the Company’s Chief Human Resources Officer and oversees global human resources. Prior to joining LivaNova, Ms. Hebbelinck served as VP, Human Resources Trading & Supply with Royal Dutch Shell plc, a global petrochemical company, from September 2015 to March 2019 and as its VP HR Operations UK, Ireland, Nordics, South Africa from January 2014 to September 2015. Prior to Shell, Ms. Hebelinck served as VP, HR International with General Electric Corporation and in Human Resources with GE Capital Real Estate and GE Healthcare. Ms. Hebbelinck earned a Master of Science in Psychology from Ghent University and a post-graduate degree in Business Management & Administration from the University of Leuven.
Roy Khoury was an Executive Officer as of December 31, 2020 but resigned from the Company effective as of March 1, 2021. Mr. Khoury joined LivaNova in June 2016 as President, International Markets and was promoted to the role of Senior Vice President, Global Strategic Marketing in January 2020. From August 2015 to July 2016, Mr. Khoury served as a Senior Healthcare Consultant at RPK and Associates. Prior to that, Mr. Khoury spent more than eight years in various roles at Allergan Pharmaceuticals, a global pharmaceutical company, including as Vice President Commercial Operations, International Markets (September 2014 to July 2015); Senior Director, Marketing Neurosciences and Urology, EMEA (July 2012 to September 2014); Business Unit Head/General Manager Ophthalmology Emerging Markets EMEA (November 2009 to September 2012); and Group Lead Marketing Manager Europe/Africa/Middle East (June 2008 to February 2010). Earlier in his career, he held manager and director positions with Novartis Pharmaceuticals Ltd. UK and ApotheCom Associates LLC. Mr. Khoury has a degree in Business Administration from LaSalle with minors in English literature and biology.

Executive Compensation
Compensation Committee Report
Set out below is the Compensation Discussion and Analysis, which is a discussion of our executive compensation programs and policies written from the perspective of how we and management view and use such programs and policies. Given the Compensation Committee’s role in providing oversight of the design of those programs and policies, and in making specific compensation decisions for senior executives using those policies and programs, the Compensation Committee participated in the preparation of the Compensation Discussion and Analysis, reviewing successive drafts of the document and discussing those with management. We join with management in welcoming shareholders to examine our pay practices and in affirming the commitment of these pay practices to the long-term interests of shareholders. The Compensation Committee has reviewed and discussed the disclosure set forth below under the heading “Compensation Discussion and Analysis” with management and, based on the review and discussions, it has recommended to the Board that the “Compensation Discussion and Analysis” be included in a Form 10-K and our proxy statement for the 2021 AGM.
Francesco Bianchi
Stacy Enxing Seng
Alfred Novak
Arthur L. Rosenthal, Ph.D. (chair)
Compensation Discussion & Analysis
This Compensation Discussion and Analysis (“CD&A”) describes our executive compensation programs for our Named Executive Officers (“NEOs”) and the oversight exercised by the Compensation Committee in setting executive compensation for the year ended December 31, 2020. This CD&A supplements and should be read together with the compensation tables and related disclosure following this CD&A.
Our Named Executive Officers
Our NEOs for the year ended December 31, 2020 are:
•
Damien McDonald, Chief Executive Officer;

•
Thad Huston, Former Chief Financial Officer (until October 31, 2020);

•
Alex Shvartsburg, Interim Chief Financial Officer effective October 31, 2020;

•
Keyna Skeffington, SVP, General Counsel and Corporate Secretary;

•
Marco Dolci SVP, Global Operations and R&D; and

•
Roy Khoury, Former President International Region and SVP Global Strategic Marketing (until March 1, 2021).

CD&A Executive Summary
Our market-competitive executive compensation program attracts and retains executives who perform at a high level and contribute to the success of the Company. It also provides strong financial incentives for the NEOs to increase shareholder value. To accomplish this, the Company pays its NEOs a base salary in cash; a bonus in cash in the event the metrics of the Short-Term Incentive Plan (“STIP”) are met; equity in the form of service-based awards and performance-based awards; and other employment benefits. All of these are more fully described in this CD&A and in the narrative and tables below.
Company Performance in the Year Ended December 31, 2020
The year ended December 31, 2020 was a challenging one for the Company as a result of the Covid-19 pandemic. We experienced significant and unpredictable reductions in the demand for our products due to healthcare customers diverting medical resources and priorities to the treatment of Covid-19. In addition, public health organizations regularly delayed or suspended elective procedures which negatively impacted the usage of our products, including the number of Neuromodulation procedures. Further, there was a decline in treatment for non-Covid-19 emergency procedures, which negatively impacted the demand for our products.
In 2020:
•
The Company’s total net sales were $934 million versus $1,084.2 in 2019, a decrease of 13.83% from 2019;

•
Cardiovascular sales, which include Cardiopulmonary, Heart Valves and ACS products, were $577.1 million, representing a 12.0 percent decrease versus 2019.

•
Sales in Cardiopulmonary products were $446.7 million, representing an 11.4 percent decline versus full-year 2019. For 2020, the sales decline was related to the impact of COVID-19 on cardiac surgery procedure volumes and a slowdown in capital equipment purchases.

•
Heart Valve sales were $88.0 million, a decrease of 26.6 percent compared to 2019 due to the impact of COVID-19 on surgical valve replacement procedures.

•
Advanced Circulatory Support (“ACS”) sales were $42.3 million, an increase of 32.6 percent compared to 2019, primarily due to the U.S. launch of LifeSPARC.

•
Neuromodulation sales were $354.4 million in 2020, representing a 16.4 percent decrease versus 2019. This decline was primarily related to the impact of COVID-19 on procedure volumes globally.

•
On a U.S. GAAP basis, operating loss from continuing operations was $269.9 million in 2020, which includes an impairment charge of $208.2 million primarily related to the anticipated sale of the Heart Valve business and $57.5 million primarily for 3T Heater-Cooler® legal expenses, remeasurement of contingent consideration and a provision for future obligations relating to hazardous substances from former operations in Italy.

Our 2020 STIP included financial objectives, non-financial objectives, and, for most NEOs, leadership objectives. None of the financial objectives were achieved for the STIP and consequently, the payout related to the financial objectives was zero for all our NEOs. Three out of the six non-financial objectives were achieved, but payout was zero because payment of the non-financial portion of the bonus was tied to achievement of the threshold on one or both Group Net Sales and/or Group Adjusted Net Income. Given the Company’s overall financial results, the Compensation Committee reduced the payout under the STIP to 15% at target for achievement of the leadership objectives. The leadership objectives were achieved by each of the NEOs except for Mr. McDonald who did not have a leadership component. Ultimately, due to the Company’s performance, the Compensation Committee utilized its discretion in determining that Mr. McDonald would not receive an STIP payout.
The Compensation Committee is committed to the principal that pay must align with the financial experience of our investors and other shareholders. While cognizant of the tremendous effort and outstanding work by the CEO and entire executive team in running operations in the midst of a pandemic, the Committee also recognized that COVID-19 was impactful, materially affecting LivaNova’s financial outcomes in 2020. Accordingly, the Compensation Committee, in consultation with its independent compensation consultant, Pearl Meyer & Partners, LLC, believes that the final calculations associated with the NEOs’ 2020 STIP awards are appropriate.
Actions in 2020 to Contribute to Future Revenue
While LivaNova’s 2020 financial results were disappointing, numerous management actions and other prior-year efforts bore fruit that are expected to contribute to the Company’s success in the future.
•
We received U.S. Food and Drug Administration (“FDA”) 510(k) clearance for the 3T Heater Device Modification.

•
We entered a research collaboration with Verily, an Alphabet company, to capture biomarkers of depression within a sub-study, UNCOVER, of our RECOVER clinical study, which is evaluating the effectiveness of VNS Therapy® (VNS Therapy) for Difficult-to-Treat Depression (“DTD”).

•
We were granted CE Mark approval for DTD.

•
Our Bi-Flow Extracorporeal Membrane Oxygenation (ECMO) cannula earned CE Mark approval for ECMO procedures where femoral artery cannulation can be applied.

•
A study published in the International Journal of Bipolar Disorders that showed adding VNS Therapy to treatment as usual significantly improves outcomes in patients with treatment-resistant bipolar depression.

•
The advanced Perceval® Plus sutureless surgical aortic heart valve is now available for commercial release in Europe, having successfully completed a one-year limited launch with initial real-world clinical data gathering. Perceval Plus is positioned to become an essential component to any comprehensive heart program.

•
We entered into an agreement with Gyrus Capital for the sale of our heart valve (HV) business.

Participants in Executive Compensation Design and Decision-Making Process
Role of the Compensation Committee
The Compensation Committee determines our compensation philosophy, program design and is the decision-making body on all matters relating to the compensation paid to our NEOs. The Compensation Committee has the sole authority to retain and terminate a compensation consultant to assist with its responsibilities as well as the sole authority to approve the compensation consultant’s fees, which the Company pays. For more information about the Compensation Committee, its members and its duties as set forth in its charter, please refer to the section entitled “Board, Committee and Shareholders Meetings — Compensation Committee” beginning on page 19 of this proxy statement.
Role of the Compensation Consultant
The Compensation Committee directly engages a compensation consultant, Pearl Meyer & Partners, LLC (“Pearl Meyer”), to advise it on competitive pay practices, determine our peers for compensation purposes, provide market data and assist us in the analysis of that data. Pearl Meyer is independent of the Company and does not perform any services for the Company or any of its executive officers or other employees.
Role of the CEO
Our Compensation Committee works with our executive management, including our CEO, to oversee our executive compensation program. Our CEO plays a key role in the process as it relates to executive officers other than himself. For the NEOs other than himself, our CEO:
•
Recommends performance objectives for our annual STIP;

•
Recommends adjustments to annual base salaries and target amounts under our STIP;

•
Recommends equity incentive awards under our long-term incentive plan (“LTIP”);

•
Prepares an evaluation of each executive officer; and

•
Prepares an analysis of performance objective achievements and recommends annual bonus amounts.

With respect to himself, our CEO prepares a self-evaluation that is reviewed by the Compensation Committee and used by the Compensation Committee in setting his compensation.
Executive Compensation Philosophy
The Compensation Committee has structured the Company’s executive compensation program to be an incentive for our NEOs to perform at their highest level, take appropriate risks and drive shareholder return in the short and long term. We determine the compensation strategy for our NEOs and oversee its operation to ensure our goals — shareholder alignment, rewarding appropriate performance and competitive pay — are achieved in practice.

Our executive compensation program aims to ensure that we recruit and retain key executive officers responsible for our success and align the interests of our executive officers, including our NEOs, with shareholders. To achieve these ends, the Compensation Committee with advice from its independent compensation consultant structures the executive compensation program to:
•
Target NEO pay around the market median to attract, motivate and retain talented executive officers with the skills and experience to ensure our long-term success;

•
Use multiple pay and award vehicles that work together to reward performance and retain talent, while maintaining alignment with shareholder interests;

•
Reward individual performance with base salary and a cash-based short-term bonus while ensuring a meaningful link to our operational performance and shareholder interests;

•
Pay a substantial portion of each NEO’s compensation as variable pay contingent upon the achievement of our business objectives;

•
Balance the components of compensation so that short-term (annual) and long-term performance objectives are recognized because our success depends on our executive officers being focused on critical strategic and tactical objectives, both short-term and long-term;

•
Encourage NEOs to have a meaningful ownership interest in the Company with stock ownership guidelines;

•
Vest equity awards over time to promote retention and mitigate risks; and

•
Have the ability to clawback awards in specified situations through our LivaNova Compensation Recoupment Policy.

The Compensation Committee further aligns the executive compensation program with shareholder interests by:
•
Having a double trigger change in control provision before cash severance may be paid;

•
Prohibiting excise tax gross-up payments;

•
Prohibiting stock option repricing and discounted stock option grants;

•
Not allowing our officers or directors to pledge their LivaNova stock, subject to a transition period to unwind any existing obligations;

•
Prohibiting hedging transactions of any type of Company security, including without limitation puts, calls, equity swaps, collars, exchange funds, prepaid variable forwards or other financial instruments or derivative securities; and

•
Allocating 50% of NEO long-term incentives to performance-based awards.

How We Establish Executive Compensation Levels
In making executive compensation determinations, the Compensation Committee relies on several factors to set compensation elements and compensation targets consistent with our executive compensation program objectives. These factors include:
•
Assessment of Company Performance.   The Compensation Committee establishes specific, measurable company performance objectives that the Board, the Compensation Committee and management believe will drive shareholder value. Achievement or failure to achieve those performance objectives determines substantially all of the pay-outs under the STIP (individual objectives may also be relevant depending on the year) and the lapsing or not of forfeiture restrictions on performance-based equity incentive awards under the LTIP.

•
Assessment of Individual Performance.   Individual performance has a strong impact on compensation.

•
CEO.   The Compensation Committee meets with our CEO at the end of the year to agree on the CEO’s performance objectives for the next year. At the end of the year, the Compensation Committee and the chair of the Board meet in executive session to assess the CEO’s performance against his performance objectives, his contribution to our performance, his ethics and integrity and other leadership attributes.
•
Other NEOs.   For all other NEOs, the Compensation Committee receives performance assessments and compensation recommendations from the CEO and also exercises its judgment based on the Board’s interactions with the individuals. As with the CEO, an executive officer’s performance assessment is based on individual achievements and contributions, contribution to our company’s performance, ethics and integrity and other leadership accomplishments.

•
Benchmarking Analysis.   The Compensation Committee reviews peer-group data as a market check for compensation decisions, but does not base compensation targets on peer-group data alone. The Compensation Committee compares the overall pay of individual NEOs to the most relevant benchmarking data available from its independent advisor, Pearl Meyer. The NEOs’ pay is driven primarily by individual and Company performance, as well as internal pay equity; peer group data is used as a market check to compare individual pay to comparable roles among our peer group. Pearl Meyer uses the peer group companies as well as survey data from Radford Aon to perform the benchmark analysis. Radford Aon is the compensation survey platform LivaNova uses for salary benchmark data.

The peer group used to benchmark executive compensation for the year ended December 31, 2020 consisted of 20 companies selected by the Compensation Committee based on recommendation from its independent compensation consultant, Pearl Meyer, as follows:
Abiomed, Inc	Integer Holdings, Corporation
Avanos Medical, Inc.	Integra LifeSciences Holdings Corporation
Cantel Medical Corp.	Masimo Corporation
CONMED Corporation	Merit Medical Systems, Inc.
DexCom, Inc.	Nuvasive, Inc.
Globus Medical, Inc.	ResMed Inc.
Haemonetics Corporation	STERIS plc
Hill-Rom Holdings, Inc.	The Cooper Companies, Inc.
Hologic, Inc.	Varian Medical Systems, Inc.
ICU Medical, Inc.	Wright Medical Group N.V.

•
Overall Competitiveness.   The Compensation Committee uses aggregated market data from the Radford Aon survey data as well as the peer group as a reference point to ensure that executive compensation falls within the broad middle range of comparable pay at peer companies with which the Company competes for talent.

•
UK Remuneration Policy.   For our CEO, who is also a director, the Compensation Committee must ensure that any compensation plan it approves for him is consistent with our shareholder-approved UK remuneration policy. Under English company law, we are obliged to adopt a remuneration policy for our directors, including our CEO, who is also a director. Under our shareholder-approved remuneration policy, our CEO’s maximum short-term incentive opportunity cannot exceed 200% of his base salary. In the case of a calculated payment higher than 200%, the Compensation Committee would affirmatively act to reduce the award to not exceed 200% of his base salary in compliance with the UK remuneration policy. This topic is reviewed and discussed during the quarterly Compensation Committee meetings.

2020 — Compensation at Risk
The following pie charts show the relative weighting of Target pay for our CEO and the average for the other NEOs as a group for 2020:
CEO Target Pay Mix	NEO’s Target Pay Mix

Elements of Compensation
Base Salary
Purpose:   Attract and retain NEOs; compensate for individual performance
Key Features:
•
Fixed annually at the beginning of the financial year by the Compensation Committee

•
Measured against compensation peer group

•
Serves as the baseline from which short-term incentives are calculated

The annual base salaries of our NEOs are an important part of their total compensation package and are intended to reflect their respective positions, duties and responsibilities. Base salaries help balance the incentive portions of the compensation program and thereby provide stability and reduce the incentive for excessive risk-taking. The Compensation Committee reviews base salaries at the beginning of the year. In establishing base salaries, it considers the following factors:
•
Individual performance during the recently concluded financial year and potential future contribution;

•
Responsibilities, including any recent changes in those responsibilities;

•
Level of expertise and experience of the NEO compared to that required for a position;

•
Strategic importance of a position;

•
Internal pay equity among positions; and

•
Competitive benchmarking data.

Each of the NEOs is party to an employment agreement that provides for a specified base salary. That base salary is generally reviewed annually and serves as the baseline from which the calculations of certain other elements of compensation are made (e.g. under the STIP).
On March 30, 2020, the Compensation Committee approved adjustments to the base salaries of Mr. McDonald, Mr. Huston and Ms. Skeffington effective as of April 1, 2020 as set forth below:
	2020 Base Salary ($)	2019 Base Salary ($)	Change from 2019(1)
Damien McDonald	985,394	938,471	5%
Thad Huston	535,178	519,591	3%
Keyna Skeffington	462,372	436,200	6%

(1)
For salary amounts, we used an exchange rate of $1.28294 per British Pound and exchange rate of

$1.14038 per Euro, each of which reflects the applicable period average published rate from our BOPC Accounting System between January 1, 2020 and December 31, 2020. The BOPC Accounting System uses Bloomberg as a source to obtain exchange rates.
The Compensation Committee did not approve the salary adjustments for Messrs. Dolci and Khoury, as they received an increase in salary effective January 1, 2020; before they were NEOs. Their increase in salary is in line with the market and their new responsibilities assigned to them in 2020.
	2020 Base Salary ($)	2019 Base Salary ($)	Change from 2019(1)
Marco Dolci	570,190	513,171	11%
Roy Khoury	391,297	339,979	15%

(1)
For salary amounts, we used an exchange rate of $1.28294 per British Pound, exchange rate of $1.14038 per Euro, each of which reflects the applicable period average published rate from our BOPC Accounting System between January 1, 2020 and December 31, 2020. The BOPC Accounting System uses Bloomberg as a source to obtain exchange rates.

Short-Term Incentives: 2020 Short-Term Incentive Plan (the “2020 STIP”)
Purpose:   Provide formulaic incentives to achieve or exceed budgeted Adjusted Net Sales and Adjusted Net Income and drive non-financial initiatives supporting our success. Adjusted Net Sales were our net sales at budgeted currency exchange rates, excluding net sales from acquisitions. Adjusted Net Income was our non-GAAP net income at reported currency exchange rates, after adjustments for the effects of acquisitions, divestitures, restructuring, integration, purchase price allocation and intangible amortization, special items, including 3T Heater Cooler remediation and significant and unusual litigation, including 3T Heater Cooler litigation and equity compensation.
Key Features:
•
Annual cash-based bonus plan expressed as a percentage of the NEO’s weighted average base salary

•
Incentive payouts range from threshold to maximum levels, depending on level of performance measured against Compensation Committee determined metrics

•
Bonus payment based on the achievement of two financial objectives — budgeted Adjusted Net Sales and Adjusted Net Income — and non-financial objectives relating to: design, clinical, regulatory and commercialization projects; and, with the exception of Mr. McDonald, leadership.

Our STIP provides incentives that compensate our executive officers for achieving objectives intended to enhance shareholder value. It also promotes retention of our NEOs.
The table below shows the minimum, Target and maximum achievement of the short-term incentive payment under the 2020 STIP:
Name	2020 STIP Minimum (Percentage of Base Salary)	2020 STIP Target (Percentage of Base Salary)(1)	2020 STIP Maximum (Percentage of Base Salary)(2)
Damien McDonald	0%	125%	200%
Thad Huston	0%	90%	144%
Alex Shvartsburg	0%	50%	80%
Keyna Skeffington	0%	70%	112%
Marco Dolci	0%	60%	96%
Roy Khoury	0%	65%	104%

(1)
Mr. Shvartsburg had a change in target bonus percentage in 2020. His target was at 40% from January through March and then increased to 50% effective April 1, 2020.

(2)
These percents represent 160% of their target opportunity.

2020 Short-Term Incentive Plan Pay-Out
Bonuses are based on performance over the calendar year, which is also our financial year, and are generally paid in April of the following year after completion of the audit of our annual financial statements. Payouts under the 2020 STIP were based on the achievement of performance objectives consisting of financial objectives and non-financial objectives (25% attributable to Key Performance Indicators and the remainder to Individual performance).
Payouts under the 2020 STIP were based, in part, on two financial objectives: Adjusted Net Sales and Adjusted Net Income.
Objectives	Target	Achievement	Achievement %	Payout %
Group Adjusted Net Sales(1)	1,128	937.7	83.1	0
Group Adjusted Net Income(2)	159	61.9	38.9	0

(1)
Adjusted Net Sales is our net sales for 2020 at budgeted currency exchange rates, excluding net sales from any acquisitions in 2020. Results discussed in the press release on 24 February 2021.

(2)
Adjusted Net Income is our non-GAAP net income at reported currency exchange rates, after adjustments for the effects of acquisitions, divestitures, restructuring, integration, purchase price allocation and intangible amortization, special items, including 3T Heater Cooler remediation and significant and unusual litigation, including 3T Heater Cooler litigation, and equity compensation. Results discussed in the press release on 24 February 2021.

The non-financial objectives comprise product development projects that will drive revenue, plus a leadership objective focused on developing our future leaders. The table below summarizes the non-financial objectives as a percent of each NEO’s target bonus opportunity.
	Non-Financial Objectives
	Design	Clinical and Regulatory	Commercialization	Leadership
Damien McDonald	10%	20%	10%	NA
Thad Huston	10%	20%	10%	15%
Alex Shvartsburg	10%	20%	10%	15%
Keyna Skeffington	10%	20%	10%	15%
Marco Dolci	10%	20%	10%	15%
Roy Khoury	10%	20%	10%	15%
The financial objectives of the STIP were not satisfied, consequently, the payout related to the financial objectives was zero for all our NEOs, other than Mr. Shvartsburg (he became Interim CFO in October 2020 and was on the Corporate bonus plan from January 2020 through October 2020). Three of the six non-financial objectives were achieved, however, given the Company’s overall financial results, the Compensation Committee reduced the payout under the STIP to 15% at Target. The Compensation Committee determined that any executive officer who served in such role for the duration of 2020 would only be eligible to receive a bonus for individual performance. Mr. Shvartsburg became an executive officer in October 2020, and, prior to that time, participated in a Corporate Bonus Plan for non-executive employees. Mr. Shvartsburg’s short-term incentive payout was calculated by using a weighted average of ten months on the Corporate Bonus plan (which had a 33% payout, details of plan below) and two months on the ELT plan (15% payout), resulting in a payout of 30% of target.
The Corporate Bonus plan that Mr. Shvartsbug was paid for the first ten months is calculated as below:
Bonus Payout = Target Bonus Opportunity(1) X Business Performance Factor(2) X Individual Performance(3)

(1)
Target Bonus Opportunity:   The weighted average of base salary multiplied by target STIP percentage during the performance year.

(2)
Business Performance Factor (“BPF”):   Factor based on LivaNova’s Financial Performance used to determine the available bonus pool. For 2020, the BPF was uniquely tied to Adjusted Net Income results of the Company.

(3)
Individual Performance Factor (“IPF”):   Factor tied to individual performance of the employee and expressed as the Overall Achievement Score, which is 70% Achievements based and 30% Values based. The IPF is decided by every manager calibrated within each department or function.

The following table shows the percentage of achievement of the elements of the 2020 STIP and the amount paid to the NEOs under the STIP:
	Target STIP Potential Award ($)	Financial Performance Weight %	Weighted Financial Performance Payout %	Weighted Non- Financial Performance (excluding Leadership) %	Weighted Non- Financial Performance Payout %	Leadership Weight %	Leadership Payout %	Business Performance Factor	STIP Payout % of Target	STIP Payout ($)(1)
Damien McDonald	1,217,159	75%	0%	25%	—%	—%	NA	NA	—%	—
Thad Huston	481,660	60%	0%	25%	—%	15%	100%	NA	15%	71,723
Alex Shvartsburg(3)	128,452	NA	NA	0%	—%	—%	100%	33%	33%	42,390
Alex Shvartsburg(4)	25,690	60%	0%	25%	—%	15%	100%	NA	15%	3,853
Keyna Skeffington	319,105	60%	0%	25%	—%	15%	100%	NA	15%	47,865
Marco Dolci	342,114	60%	0%	25%	—%	15%	100%	NA	15%	51,317
Roy Khoury	254,343	60%	0%	25%	—%	15%	100%	NA	15%	38,151

(1)
For payout amounts, we used an exchange rate of $1.282939471 per British Pound and $1.140380887 per Euro, each of which reflects the applicable period average published rate from our BOPC Accounting System between January 1, 2020 and December 31, 2020.

(2)
As described above, at the recommendation of Compensation Committee, the CEO did not receive a payout under the STIP due to the Company’s financial performance in 2020.

(3)
This represents Mr. Shvartsburg’s payout under the Corporate Bonus Plan.

(4)
This represents Mr. Shvartsburg’s STIP payout details under the executive plan.

Long-Term Incentives: 2020 Long-Term Incentive Plan (the “2020 LTIP”)
Purpose:   Promote our long-term success and enhance our value by providing employees with an incentive for outstanding performance to generate superior returns for our shareholders. The plan also provides flexibility as we seek to motivate, attract and retain the services of the NEOs upon whose judgment, interest and special effort the successful conduct of our operations is largely dependent.
Key Features:
•
Service-Based Awards:

•
Restricted Stock Units vest in substantially equal amounts on each of the first four anniversaries of the grant date

•
Stock Appreciation Rights vest in substantially equal amounts on each of the first four anniversaries of the grant date. SARs hold a 10 year expiration period from grant date

•
Performance-Based Awards:

•
Relative Total Shareholder Return Performance Stock Units are subject to a three-year relative total shareholder return market condition

•
Adjusted Free Cash Flow Performance Stock Units are subject to achievement of a three-year cumulative adjusted free cash flow target

We typically grant equity awards to executive officers under the 2020 LTIP on the same date we grant annual equity awards for other employees, or, in the event of an executive who joins after approval of the annual awards, at the first predetermined equity award grant date following the commencement of his/her employment with the Company. The predetermined quarterly grant dates are March 30, June 15, September 15 and December 15. There is no formal policy providing any affirmative right to an LTIP award, but when an LTIP award is granted, the award to our CEO in his capacity as an executive director of the Company, must comply with any restrictions or limits in the Company’s UK remuneration policy then in effect.
2020 LTIP Design
In March 2020, the Compensation Committee approved our 2020 LTIP in which all NEOs participate. Pursuant to the 2020 LTIP, the Committee approved an equity award value for each of four award vehicles for each participant with an effective date of March 30, 2020. Mr. Shvartsburg received an equity award on June 15, 2020 as a special award and an equity award on December 15, 2020 in recognition of his new role as interim Chief Financial Officer. The equity awards to the NEOs in 2020 are as follows:
	RSUs ($)	SARs ($)	rTSR PSUs ($)	FCF PSUs ($)	Total Award Value ($)
Damien McDonald	1,500,000	1,250,000	1,500,000	1,500,000	5,750,000
Thad Huston	500,000	500,000	500,000	500,000	2,000,000
Alex Shvartsburg	548,000	123,000	—	—	671,000
Keyna Skeffington	250,000	250,000	250,000	250,000	1,000,000
Marco Dolci	250,000	250,000	250,000	250,000	1,000,000
Roy Khoury	250,000	250,000	250,000	250,000	1,000,000

(1)
Mr. Shvartsburg received an equity award on March 30, 2020 in the amount of $123,000 in RSUs and $123,000 in SARs; an equity award on June 15, 2020 in the amount of $275,000 in RSUs, and an equity award on December 15, 2020 in the amount of $150,000 in RSUs.

Service-Based Elements:
Restricted Stock Units (“RSUs”)
In March 2020, each NEO (other than Mr. Shvartsburg) received an award of service-based RSUs vesting in substantially equal amounts on each of the first four anniversaries of the grant date. The Committee determined the number of RSUs awarded to each participant by dividing the award value by the most recent closing price of an ordinary share of our stock on Nasdaq as of the grant date and rounding down to the nearest whole unit. The first vesting occurred on March 30, 2021.
Stock Appreciation Rights (“SARs”)
In March 2020, each NEO (other than Mr. Shvartsburg) received an award of SARs vesting in substantially equal amounts on each of the first four anniversaries of the grant date. The Committee determined the number of SARs awarded to each participant by dividing the award value by the Black-Scholes value of a SAR based on the most recent closing price of an ordinary share of our stock on the Nasdaq as of the grant date and rounding down to the nearest whole unit. The first vesting occurred on March 30, 2021.
Performance-Based Elements:
Relative Total Shareholder Return Performance Stock Units (“rTSR PSUs”)
Each NEO (other than Mr. Shvartsburg) received an award of PSUs subject to a three-year rTSR market condition. At the end of calendar year 2022, our TSR for the three-year period 2020 through 2022 will be compared to the TSR for a group of 30 companies (the “2020 rTSR Comparator Group”) selected by the Committee with the advise of its compensation consultant, Pearl Meyer, and the number of shares of our stock actually delivered to the participants will be determined by the following chart, with linear interpolation applied between specified levels.
TSR Performance Percentile Rank	Percent of Target Number of PSUs Earned
≥90th	200%
80th	150%
50th	100%
30th	40%
<30th	0%
The following companies comprise the 2020 rTSR Comparator Group:
ABIOMED, Inc.	Intuitive Surgical, Inc.
Baxter International Inc.	Invacare Corporation
Becton, Dickinson and Company	Masimo Corporation
Boston Scientific Corporation	Medtronic plc
Cantel Medical Corp.	Natus Medical Incorporated
CONMED Corporation	Nevro Corp.
DexCom, Inc.	NuVasive, Inc.
Edwards Lifesciences Corporation	Penumbra Inc.
Globus Medical, Inc.	ResMed Inc.
Haemonetics Corporation	Smith & Nephew plc
Hill-Rom Holdings, Inc.	Stryker Corporation
Hologic, Inc.	Teleflex Incorporated
Insulet Corporation	Varian Medical Systems, Inc.
Integer Holdings Corporation	Wright Medical Group N.V.
Integra LifeSciences Holdings Corp.	Zimmer Biomet Holdings, Inc.
Adjusted Free Cash Flow PSUs (“FCF PSUs”)
Each NEO (other than Mr. Shvartsburg) received an award of PSUs subject to achievement of a three-year cumulative adjusted free cash flow target (the “FCF Target”). The Compensation Committee determined the number of PSUs awarded to each participant by dividing the award value by the most recent closing price of an ordinary share of our stock on Nasdaq as of the grant date and rounding down to the nearest whole unit. At the end of calendar year 2022, cumulative adjusted free cash flow for the period 2020 through 2020 will be compared to the FCF Target, and the number of shares of our stock actually delivered to the participants will be determined by the following chart, with linear interpolation applied between specified levels:
FCF Achievement Relative to FCF Target(1)	Percent of Target Number of PSUs Earned
≥150%	200%
125%	150%
100%	100%
60%	20%
<60%	0%

(1)
“Adjusted Free Cash Flow” is defined as the Company’s reported cash flow from operating activities

(including ImThera and TandemLife), minus the Company’s reported capital expenditures, and excluding cash flows associated with restructuring, integration, 3-T heater cooler product remediation and significant and unusual litigation and cash paid or received for acquisitions (Caisson, ImThera, TandemLife and future acquisitions), divestitures (CRM and future divestitures) and settlements and judgments in significant and unusual litigation (including 3-T heater-cooler litigation).
Other Benefits and Perquisites
Our NEOs are provided with certain perquisites and other benefits to aid in the performance of their respective duties and to provide compensation competitive with that of executives with similar positions and levels of responsibilities in their respective geographies. These benefits may include housing allowance, immigration assistance, expatriate school fees, car allowances, supplemental life insurance, supplemental health insurance, supplemental pension contributions, meal vouchers, childcare vouchers, gym membership and flexible benefit payments. Some of these are benefits received by all employees and so are not considered to be “perquisites” or “personal benefits” according to SEC rules, and so do not appear in the Summary Compensation Table under All Other Compensation. However, some of the NEOs’ benefits are not offered to all other employees (e.g. car allowance) and accordingly are considered “perquisites” or “personal benefits” that are reflected in the Summary Compensation Table under All Other Compensation and separately identified in footnotes as perquisites and other benefits.
Health/Welfare Plans
All of our full-time US-based employees, are eligible to participate in our health and welfare plans, including:
•
Medical, dental and vision benefits;

•
Medical and dependent care flexible spending accounts;

•
Short-term and long-term disability insurance; and

•
Group term life insurance.

Outside the US, our employees are generally covered by a state-run health plan and may be eligible to participate in a supplemental health plan, depending on their geography and position in the Company. Our NEOs based in the UK, Ms. Skeffington and Messrs. McDonald, Huston, Shvartsburg and Khoury, are eligible to receive Company-paid supplemental private health insurance, group term life insurance, disability insurance, a gym membership and tax assistance support. Mr. Dolci is based in Italy and receives Company-paid supplemental private health insurance, group term life insurance and disability insurance.

Compensation Tables
2020 Summary Compensation Table
The following table contains information about the compensation earned by each of our NEOs during each of the last three financial years unless such individual was an NEO for fewer than three years.
Name and Principal Position	Year	Salary ($)(1)	Stock Awards ($)(2)	Option Awards ($)(2)	Non-Equity Incentive Plan Compensation ($)(1)(3)	All Other Compensation ($)(1)(4)	Total $)
Damien McDonald Chief Executive Officer	2020	973,663	4,371,196	1,249,834	0	307,660	6,902,353
	2019	933,202	4,309,277	1,249,978	277,244	362,226	7,131,927
	2018	951,218	3,522,492	1,124,847	999,131	514,940	7,112,628
Thad Huston (Former) Chief Financial Officer	2020	531,281	1,456,981	499,937	71,723	131,464	2,691,386
	2019	510,694	1,519,670	499,998	170,088	139,192	2,839,642
	2018	511,458	1,174,164	374,940	480,257	431,233	2,972,052
Alex Shvartsburg Interim Chief Financial Officer	2020	321,104	572,817	122,923	46,243	77,942	1,141,029

Keyna Skeffington Senior Vice President and General Counsel	2020	455,828	728,427	249,961	47,866	119,585	1,601,667
	2019	424,183	683,719	224,988	106,289	128,751	1,567,930
	2018	410,166	658,627	162,473	251,619	134,393	1,617,278
Marco Dolci Senior Vice President, Global Operations and R&D	2020	570,190	728,427	249,960	51,317	122,641	1,722,535

Roy Khoury (Former) President International Region and Senior Vice President Global Strategic Marketing	2020	391,297	728,427	249,960	38,151	87,482	1,495,317

(1)
For amounts paid in 2020, we used an exchange rate of $1.28293 per British Pound and $1.14038 per Euro, which reflects the applicable period average published rate from our BOPC Accounting System between January 1, 2020 and December 31, 2020. The BOPC Accounting System uses Bloomberg as a source to obtain exchange rates. Salaries for our NEOs are reviewed and, if thought appropriate by the Compensation Committee, increased or decreased with effect on April 1st. The salaries indicated here thus reflect three months of the prior year’s base salary and nine months of the new base salary with effect from April 1st. For Mr. Shvartsburg’s salary, this includes a monthly stipend of £5,000 effective October 2020 ($6,414).

(2)
Amounts reflect the full grant-date fair value of RSUs and SARs granted computed in accordance with Federal Accounting Standards Board Accounting Standards Codification (“FASB ASC”) Topic 718, rather than the amounts paid to or realized by the named individual. We provide information regarding the assumptions used to calculate the value of all RSUs and SARs awards made to executive officers in Note 2 to our audited financial statements in our US Annual Report on Form 10-K for the year ended December 31, 2020. For additional information regarding the RSUs and SARs awards reported herein, see “— Compensation Discussion and Analysis — 2020 Long-Term Incentive Plan” and “ — Compensation Discussion and Analysis — 2020 Grants of Plan-Based Awards.”

(3)
Values in this column reflect payments in respect of the relevant year’s short-term incentive plan.

(4)
The amounts reported in the All Other Compensation column represent the aggregate dollar amount for all other benefits and payment received by our NEOs. The following table shows the nature of the benefits and payments and specific amounts for each of our NEOs in 2020:

	Supplemental Health Insurance ($)	Housing Allowance ($)(a)	Car Allowance ($)(b)	Non-Qualified Deferred Compensation and Defined Contribution Plan Registrant Contributions ($)(c)	Cash in Lieu of Pension ($)(d)	Other ($)(e)	Total ($)

Damien McDonald	33,064	76,976	22,772	12,829	117,065	44,954	307,660
Thad Huston	23,361		16,935	90,451		717	131,464
Alex Shvartsburg	22,643		13,856		40,350	1,093	77,942
Keyna Skeffington	36,259		16,935		66,391	—	119,585
Marco Dolci	4,400		16,421	94,029		7,791	122,641
Roy Khoury	6,130		16,935	64,417		—	87,482

(a)
Represents the housing allowance to Mr. McDonald under the terms of his service agreement.

(b)
Represents the car allowance for each of Messrs. McDonald, Huston, Shvartsburg, Dolci and Khoury and Ms. Skeffington, these allowances are customary for UK and Italy executive compensation packages.

(c)
Represents Company contributions to a partially non-qualified defined contribution plan equal to the amount of company contributions made on behalf of the executive officer on top of the maximum amounts that may be tax qualified under the supplemental pension plan. (see — 2020 Nonqualified Deferred Compensation). In respect of Mr. Dolci, the Company contributed €51,760 ($59,026) and he received supplementary pension fund of €30,694 ($35,003). For the NEOs in the UK; the Company contributed the following amounts into a personal pension plan sponsored by the Company; in respect of Mr. McDonald: the Company contributed £10,000 ($12,829), in respect of Mr. Huston, the Company contributed £70,503 ($90,451); in respect to Mr.Khoury, the Company contributed £50,211 ($64,417).

(d)
Represents cash received in lieu of pension (see — 2020 Nonqualified Deferred Compensation). In respect of Mr. McDonald: £91,248 ($117,065) was paid in cash in lieu of pension. In respect of Ms. Skeffington, £51,750 ($66,391) was paid in cash in lieu of pension. In respect of Mr. Shvarstburg, £31,451 ($40,350) was paid in cash in lieu of pension.

(e)
For Mr.McDonald, this represents a school tuition fee allowance for Mr. McDonald’s children £12,780 ($16,396) and tax assistance £22,260 ($28,558). As to Mr. Huston, this represents gym membership £559 ($717). As to Mr. Shvartsburg, this represents gym membership £852 ($1,093). For Mr. Dolci, this represents, Flexible Benefit €1,750 ($1,996), Meal Voucher € 2,400 ($2,737) and Travel Allowance €2,682 ($3,058).

2020 Grants of Plan-Based Awards Table
The following table provides supplemental information relating to grants of plan-based awards made during 2020 to help explain information provided above in our Summary Compensation Table. This table presents information regarding all grants of plan-based awards occurring during 2020.

		Estimated Future Payouts Under Non-Equity Incentive Plan Awards			Estimated Future Payouts Under Equity Incentive Plan: Performance Stock Units (PSUs) (#)			All Other Stock Awards: Number of Shares of Service Based RSUs (#)	All Other Option Awards: Number of Securities Underlying SARs (#)	Exercise or Base Price of SAR Awards ($/Sh)		Grant Date Fair value of RSU and SAR Awards ($)(1)(2)
Name	Grant Date	Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)
Damien McDonald		—	1,217,159	1,947,325					—
	03/30/2020				13,771	34,427	68,854		—		(1)	1,499,984
	03/30/2020				6,885	34,427	68,854				(2)	1,371,227
	03/30/2020							34,427			(1)	1,499,984
	03/30/2020								78,517	43.57	(1)	1,249,834
Thad Huston		—	481,660	770,656
	03/30/2020				4,590	11,475	22,950		—		(1)	499,966
	03/30/2020				2,295	11,475	22,950				(2)	457,049
	03/30/2020							11,475			(1)	499,966
	03/30/2020								31,407	43.57	(1)	499,937
Alex Shvartsburg			154,143	246,629
	03/30/2020							2,820			(1)	122,867
	06/15/2020							6,307			(1)	299,961
	12/15/2020							2,452			(1)	149,989
	03/30/2020								7,838	43.57	(1)	122,923
Keyna Skeffington		—	319,105	510,568
	03/30/2020				2,295	5,737	11,474		—		(1)	249,961
	03/30/2020				1,147	5,737	11,474				(2)	228,505
	03/30/2020							5,737			(1)	249,961
	03/30/2020								15,703	43.57	(1)	249,960
Marco Dolci		—	342,114	547,382
	03/30/2020				2,295	5,737	11,474		—		(1)	249,961
	03/30/2020				1,147	5,737	11,474				(2)	228,505
	03/30/2020							5,737			(1)	249,961
	03/30/2020								15,703	43.57	(1)	249,960
Roy Khoury		—	254,343	406,949
	03/30/2020				2,295	5,737	11,474		—		(1)	249,961
	03/30/2020				1,147	5,737	11,474				(2)	228,505
	03/30/2020							5,737			(1)	249,961
	03/30/2020								15,703	43.57	(1)	249,960

(1)
The amounts reported represent the fair value of the RSU and SARs awards computed in accordance with FASB ASC Topic 718 on the grant date. The fair value for RSU awards is calculated by multiplying the number of units in each award by the closing price of an ordinary share of our stock on Nasdaq on the grant date, eventually discounted in case of a market price condition. The fair value for SARs awards is calculated by multiplying the number of rights subject to the award by the Black-Scholes value of an option for an ordinary share of our stock on the grant date. For a further discussion of the accounting treatment of the RSU and SAR awards, see “Note 2. Basis of Presentation, Use of Accounting Estimates and Significant Accounting Policies” included in the consolidated financial statements accompanying our US Annual Report on Form 10-K for the year ended December 31, 2020.

(2)
The amounts reported represent the fair value of the PSU awards computed in accordance with FASB ASC Topic 718 on the grant date. LivaNova received a computed Fair Value (Monte Carlo) from an outside source, MTI Consulting, that computed the Fair Value of the LivaNova PLC (LIVN) PSU contracts using the risk-neutral approach (i.e., assuming hedging and selling of the contract).

2020 Outstanding Equity Awards at Year End
The following table summarizes the number of ordinary shares of our stock underlying outstanding equity incentive plan awards for each NEO as of December 31, 2020.
	Option Awards					Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable (1)	Number of Securities Underlying Unexercised Options (#) Unexercisable(2)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)(3)		Market Value of Shares or Units of Stock That Have Not Vested ($)(4)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested		Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested
Damien McDonald	130,670	—	44.79	11/4/2026
	20,756	20,756	88.38	3/15/2028
	9,840	29,517	97.25	3/30/2029
	—	78,517	43.57	3/30/2030
					13,352	(5)	884,036
					4,450	(6)	294,635
					6,364	(7)	421,360
					9,639	(8)	638,198
					34,427	(9)	2,279,412
								12,729	(10)	842,787
								12,729	(11)	842,787
								15,424	(12)	1,021,223
								15,424	(13)	1,021,223
								34,427	(14)	2,279,412
								34,427	(15)	2,279,412
Thad Huston	6,919	6,918	88.38	3/15/2028
	3,936	11,807	97.25	3/30/2029
	—	31,407	43.57	3/30/2030
					1,594	(16)	105,539
					4,783	(17)	316,682
					9,906	(18)	655,876
					2,121	(7)	140,431
					3,855	(8)	255,240
					11,475	(9)	759,760
								4,243	(10)	280,929
								4,243	(11)	280,929
								5,141	(12)	340,386
								5,141	(13)	340,386
								11,475	(14)	759,760
								11,475	(15)	759,760

	Option Awards					Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable (1)	Number of Securities Underlying Unexercised Options (#) Unexercisable(2)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)(3)		Market Value of Shares or Units of Stock That Have Not Vested ($)(4)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested		Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested
Alex Shvartsburg	4,375	1,458	80.26	12/15/2027
	2,538	2,538	88.38	3/15/2028
	1,219	3,655	97.25	3/30/2029
	—	7,838	43.57	3/30/2030
					663	(19)	43,897
					781	(7)	51,710
					1,178	(8)	77,995
					2,820	(9)	186,712
					6,307	(20)	417,586
					2,452	(21)	162,347
Keyna Skeffington	11,403	3,800	59.97	6/12/2027
	2,998	2,998	88.38	3/15/2028
	1,771	5,313	97.25	3/30/2029
	—	15,703	43.57	3/30/2030
					1,146	(22)	75,877
					919	(7)	60,847
					601	(23)	39,792
					1,734	(8)	114,808
					5,737	(9)	379,847
								1,838	(10)	121,694
								1,838	(11)	121,694
								2,313	(12)	153,144
								2,313	(13)	153,144
								5,737	(14)	379,847
								5,737	(15)	379,847
Marco Dolci	3,631	3,631	88.38	3/15/2028
	1,595	4,784	97.25	3/30/2029
	—	15,703	43.57	3/30/2030
					1,694	(5)	112,160
					565	(6)	37,409
					1,117	(7)	73,957
					1,542	(8)	102,096
			—		5,737	(9)	379,847
								2,235	(10)	147,979
								2,235	(11)	147,979
								2,056	(12)	136,128
								2,056	(13)	136,128
								5,737	(14)	379,847
								5,737	(15)	379,847

	Option Awards					Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable (1)	Number of Securities Underlying Unexercised Options (#) Unexercisable(2)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)(3)		Market Value of Shares or Units of Stock That Have Not Vested ($)(4)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested		Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested
Roy Khoury	7,653	—	61.00	8/5/2026
	3,076	1,025	80.26	12/15/2027
	3,830	382	88.38	3/15/2028
	1,675	5,023	97.25	3/30/2029
	—	15,703	43.57	3/30/2030
					1,359	(5)	89,979
					453	(6)	29,993
					514	(19)	34,032
					1,178	(7)	77,995
					1,619	(8)	107,194
					5,737	(9)	379,847
					4,590	(24)	303,904
								2,357	(10)	156,057
								2,357	(11)	156,057
								2,159	(12)	142,947
								2,159	(13)	142,947
								5,737	(14)	379,847
								5,737	(15)	379,847

(1)
This column reflects SARs that are exercisable. The terms of the SARs stipulate that they may be exercised up to three months after a termination and in no event (even with continued employment) after the expiration date.

(2)
This column reflects SARs that are not yet exercisable as they have not yet vested. The SARs were granted with a vesting schedule over four years (25% per year) from the grant date and have a 10 year term.

(3)
This column reflects RSUs that have not vested. All RSUs vest 25% per year on each of the first four anniversaries of the grant date.

(4)
Amounts reflect the market value of the outstanding RSUs. Amounts calculated using the closing price of our ordinary shares on December 31, 2020, or $66.21, multiplied by the number of units that have not yet vested.

(5)
Represents PSUs granted on May 5, 2017. These PSUs were subject to a market factor that was met on March 1, 2018, therefore, the remaining shares are now service based. These PSUs vest 25% per year on each anniversary date of March 1, 2018.

(6)
Represents service based RSUs granted on May 5, 2017.

(7)
Represents service based RSUs granted on March 15, 2018.

(8)
Represents service based RSUs granted on March 30, 2019.

(9)
Represents service based RSUs granted on March 30, 2020.

(10)
Represents PSUs granted at target on March 15, 2018. These PSUs are subject to achievement of a three-year cumulative adjusted free cash flow target (the “FCF Target”). This award has a three-year cliff vesting schedule.

(11)
Represents PSUs granted at target on March 15, 2018. These PSUs are subject to a performance or market condition based on a relative total shareholder return (“rTSR”). This award has a three-year cliff vesting schedule.

(12)
Represents PSUs granted at target on March 30, 2019. These PSUs are subject to achievement of a three-year cumulative adjusted FCF Target. This award has a three-year cliff vesting schedule.

(13)
Represents PSUs granted at target on March 30, 2019. These PSUs are subject to a performance or market condition based on rTSR. This award has a three-year cliff vesting schedule.

(14)
Represents PSUs granted at target on March 30, 2020. These PSUs are subject to achievement of a three-year cumulative adjusted FCF Target. This award has a three-year cliff vesting schedule.

(15)
Represents PSUs granted at target on March 30, 2020. These PSUs are subject to a performance or market condition based on rTSR. This award has a three-year cliff vesting schedule.

(16)
Represents service based RSUs granted on May 20, 2017.

(17)
Represents service based RSUs granted on May 20, 2017. These RSUs were subject to a market factor that was met on March 1, 2018, therefore, the remaining shares are now service based.

(18)
Represents service based RSUs granted on May 23, 2017.

(19)
Represents service based RSUs granted on December 15, 2017.

(20)
Represents service based RSUs granted on June 15, 2020.

(21)
Represents service based RSUs granted on December 15, 2020.

(22)
Represents service based RSUs granted on June 12, 2017.

(23)
Represents service based RSUs granted on September 15, 2018.

(24)
Represents and additional service based RSU award granted to Mr. Khoury on March 30, 2020, subject to a 2 year vest schedule.

2020 Option Exercises and Stock Vested
The following table presents information regarding the vesting of service-based RSUs in 2020 by our NEOs.
Name	Stock Options		Stock Shares
	Number of LivaNova Option Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of LivaNova Shares Acquired on Vesting (#)	Value Realized on Vesting ($)(1)
Damien McDonald	—	—	40,943	2,275,259
Thad Huston	—	—	18,633	1,040,878
Alex Shvartsburg	—	—	1,447	82,670
Keyna Skeffington	—	—	2,484	120,745
Marco Dolci	—	—	6,113	328,982
Roy Khoury	—	—	4,029	235,724

(1) Value determined based on fair market value of shares on date of vesting before withholding for taxes.
2020 Pension Benefits
The Company has no defined benefit plan applicable to our NEOs.

2020 Non-Qualified Deferred Compensation
Each of our NEOs is or was eligible to participate in a supplemental pension plan that is a tax-qualified defined contribution plan, operated in accordance with local country rules and regulations, with the exception of Ms. Skeffington and Mr. Shvartsburg, who opted out of the defined contribution plan, choosing a cash allowance in lieu thereof, equal to 15% of compensation (consisting of base and bonus), net of a 13.8% deduction to compensate for the UK employer national insurance burden.
For Messrs. McDonald, Huston and Khoury, we accrue an amount equal to 15% of compensation (consisting of base and bonus) for purpose of supplemental pension plan contribution. For Mr. McDonald, a portion (£10,000 ($12,829)), is paid to a qualified pension plan under UK tax legislation, the difference is paid as cash in lieu thereof, net of a 13.8% deduction to compensate for the UK employer national insurance burden. For Messrs. Huston and Khoury the accrued amount is contributed to defined contribution plan.
For Mr. Dolci, the plan is a defined contribution plan in which the employee may defer an unlimited amount of base salary and bonus to the plan. We match up to four percent of employee deferrals, and we make contributions mandated under the Italian legislation and applicable collective agreement. Payout and withdrawal rights are established under Italian law. The plan is managed by an independent third party, and we do not have access to the employee’s investment choices, aggregate earnings, withdrawals, distributions, or aggregate balance, which are subject to privacy restrictions. During 2020, we made contributions on behalf of each of our named executive officers in the amounts set forth in the “Non-Qualified Deferred Compensation and Defined Contribution Plan Registrant Contributions” column in the “All Other Compensation” table above.
Equity Compensation Plan Information
The following table presents information as of December 31, 2020 regarding equity compensation plans applicable to our employees.
Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (#)	Weighted-average exercise price of outstanding options, warrants and rights ($)	Number of securities remaining available for future issuance under equity compensation plans (#)
Equity compensation plans approved by security holders
LivaNova PLC 2015 Incentive Award Plan and Sub-Plan(1)	3,872,420	63.98	3,575,752
Cyberonics Legacy Plans(2)	219,807	53.33	1,858,706
Equity compensation plans not approved by security holders
Cyberonics, Inc. New Employee Equity Inducement Plan(3)			290,185
Total	4,092,227	58.65	5,724,643

(1)
The LivaNova 2015 Incentive Award Plan and the Sub-Plan were approved by our Board and our sole shareholder, effective on October 16, 2015. Amounts represent the number of LivaNova Shares issuable upon the exercise or settlement of outstanding SARs (2,648,905) and RSUs (1,223,515), as granted under the LivaNova 2015 Incentive Award Plan as of December 31, 2020.

(2)
The Cyberonics, Inc. Amended and Restated 1996 Stock Option Plan (“1996 Stock Plan”), the Cyberonics, Inc. Amended and Restated 1997 Stock Plan (“1997 Stock Plan”), the Cyberonics, Inc. 2005 Stock Plan (“2005 Stock Plan”) and the Cyberonics, Inc. 2009 Stock Plan (“2009 Stock Plan”) were approved by Cyberonics board and became effective in November 1996, November 2000, March 2005 and August 2009, respectively. Options granted under the 1996 Stock Plan (now expired), the 1997 Stock Plan (no longer available) and the 2005 Stock Plan (no longer available) generally vest ratably over four or five years following their date of grant. Option awards have a maximum term of 10 years from grant date. In connection with the merger of Sorin and Cyberonics, on October 19, 2015, we assumed the 1996 Stock Plan, 1997 Stock Plan, 2005 Stock Plan and the 2009 Stock Plan and all outstanding Cyberonics stock options granted thereunder (9,375; 102,121; 500; and 689,526, respectively), were fully vested, canceled and converted into an option to purchase one LivaNova Share. The amount represents the number of LivaNova Shares that may be issuable upon exercise of the converted option awards as of December 31, 2020. Based on the unused share reserve of the assumed Cyberonics, Inc. 2009 Stock Plan, there remain 1,858,706 LivaNova Shares available for issuance thereunder, as converted in connection with the above-described merger Transaction.
(3)
The Cyberonics, Inc. New Employee Equity Inducement Plan (“New Employee Plan”) was not approved by the shareholders of Cyberonics. The New Employee Plan provides for the award of unrestricted shares, restricted stock and stock options to newly hired Cyberonics employees. On October 19, 2015, we assumed the New Employee Plan and each outstanding Cyberonics stock option granted thereunder was fully vested, canceled and converted into an option to purchase one LivaNova Share. The amounts represent the number of LivaNova Shares that may be issuable upon exercise of the converted options and the total number of shares that remain available for issuance under the New Employee Plan as of December 31, 2020.

Potential Payments Upon Termination or Change in Control
The Compensation Committee’s charter requires it to review and approve severance arrangements and change-in-control agreements. The employment agreements with the NEOs provide for severance payments and benefits in amounts that have been deemed appropriate by the Compensation Committee. The severance amounts take into account the time it is expected to take a separated employee to find alternative employment, as well as market practice for global executives.
Upon death or disability, all outstanding SARs immediately vest. All vested SARs expire three months following termination based upon the terms of the plan from which they were awarded. The service-based SARs, RSUs and PSUs granted in 2019 and 2020 are subject to an “approved retirement” clause that allows the award to continue to vest in the event the recipient incurs a termination of service due to an approved retirement. Outstanding SARs, RSUs and PSUs will not be forfeited upon such an approved retirement, but instead, outstanding RSUs and PSUs shall continue to vest on the date(s) set out in the applicable grant notice; provided all other terms that apply to the RSUs and PSUs are met, including the terms regarding restricted activities set forth in the award agreements.
In the event of a change in control that occurs following the grant date, the SARs shall become fully vested and exercisable immediately prior to, but subject to the consummation of, such change in control, subject to NEO’s continuous employment with the company or a subsidiary through such change in control.
In the event of a change in control that occurs following the grant date, the RSUs, to the extent not forfeited or otherwise vested immediately prior to such change in control, shall become fully vested immediately prior to, but subject to the consummation of, such change in control, subject to the NEO’s continuous employment with the company or a subsidiary through such change in control.
At times, as circumstances dictate, we also enter into additional separation arrangements with departing executive officers. Employment agreements and any additional separation arrangements for departing NEOs are set out below.
Damien McDonald
The following table presents the potential payments that would have been made to Mr. McDonald if a termination or change-in-control event had occurred on December 31, 2020.

Type of Payment or Benefit	Termination without Cause(1)	Separation due to Change in Control(2)	Separation due to Disability(3)	Separation due to Death(4)	Separation due to Retirement
Severance	$973,663	—	—	$3,894,651	—
STIP	—	—	—	—	—
LTIP	—	$6,295,266	$1,777,625	$1,777,625	—
Benefits	$246,039	—	—	—	—
Total	$1,219,702	$6,295,266	$1,777,625	$5,672,276	—

(1)
The potential payment in case of termination without cause represents 12 months of base salary ($973,663) and includes a cash amount representing the value of the following benefits for a period of 12 months: pension ($129,894), accommodation ($76,976), school allowance ($16,396), and car allowance ($22,772). The Company may elect to pay this severance amount in installments, and in this case, if Mr. McDonald secures alternative employment, then the gross installments payable after the date when alternative employment commences will be reduced by a sum equal to the gross amount of his income from the alternative employment. As to pension, this amount reflects 15% of Mr. McDonald’s compensation (consisting of base).

(2)
The potential payment in case of separation following a change in control is calculated adding (i) the amount resulting from multiplying the 68,232 RSUs subject to accelerated vesting by the closing market price at December 31, 2020 ($66.21) and (ii) the amount resulting from multiplying each SAR award subject to accelerated vesting by the difference between the closing market price at December 31, 2020 ($66.21) and the exercise price for each SAR, as follows (78,517 SARs with an exercise price of $43.57). This does not include SARs where the exercise price exceeds the market price.

(3)
The potential payment amount in case of separation due to disability represents LTIP payments calculated by multiplying each SAR award subject to accelerated vesting in case of a disability by the difference between the closing market price at December 31, 2020 ($66.21) and the exercise price for each SAR, as follows (78,517 SARs with an exercise price of $43.57). This does not include SARs where the exercise price exceeds the market price.

(4)
The payment amount in case of separation due to death represents four times the base salary as a lump sum (payable by a third party insurer under a policy held by the Company for its employees) tax-free amount to the nominated person(s) plus LTIP potential payments in case of separation due to death calculated by multiplying each SARs award subject to accelerated vesting by the difference between the closing market price at December 31, 2020 ($66.21) and the exercise price for each SAR, as follows (78,517 SARs with an exercise price of $43.57). This does not include SARs where the exercise price exceeds the market price.

(5)
For the amounts on this table, we used an exchange rate of $1.282939471 per British Pound, which reflects the applicable period average published rate from our BOPC Accounting System between January 1, 2020 and December 31, 2020.

Thad Huston
Mr. Huston resigned from the office of Chief Financial Officer on October 27, 2020. Mr. Huston’s employment with LivaNova will terminate on the first anniversary of the effective date (October 27, 2020), unless terminated earlier in accordance with the agreement. In connection with Mr. Huston’s termination of employment with the Company, the Company and Mr. Huston entered into an agreement, the material terms of which are as follows;
•
LivaNova will pay his normal remuneration and benefits required;

•
Expenses will be reimbursed in connection with Mr. Huston’s employment;

•
Severance payment in the amount of £250,000 ($320,735), as compensation for the loss of employment, including loss of office, and damages for breach of contract, less such sums as the Company is obliged by law to deduct by way of tax and employee’s National Insurance;

•
STIP:   Mr. Huston will receive his annual non-equity incentive in accordance with the agreement and approvals of the STIP, payout of 15% which equates to £55,905 ($71,723);

•
Equity Awards:   Mr. Huston is not eligible to receive any further equity awards. Any outstanding equity awards previously granted will continue to vest, in accordance with their terms during the period through to the termination date. All unvested equity awards will immediately lapse on the termination date pursuant their terms.

•
Relocation Assistance:   relocation services provided via a vendor for a total maximum cost of £100,000 ($128,294);

•
Tax Assistance:   Mr. Huston will receive tax assistance through a professional tax service firm for the preparation and filing of the 2021 US tax year and 2020/2021 and 2021/2022 UK tax years. In addition, the tax consultant will provide a consultation to explain tax implications resulting from the end of the employment relationship, the relocation to the US and to review Mr. Huston’s expected tax responsibilities associated with it; and

•
Attorney fees:   reimbursement not exceeding £5,000 ($6,415) plus VAT to the Adviser in respect of legal fees incurred in taking independent legal advice in relation to Mr. Huston’s separation agreement.

Alex Shvarstburg
The following table quantifies the potential payments that would be made to Mr. Shvartsburg if a termination or change-in-control event had occurred on December 31, 2020.
Type of Payment or Benefit	Termination without Cause(1)	Separation due to Change in Control(2)	Separation due to Disability(3)	Separation due to Death(4)	Separation due to Retirement
Severance	$80,276	—	—	$1,284,412	—
STIP	—	—	—	—	—
LTIP	—	$1,117,767	$177,452	$177,452	—
Benefits	—	—	—	—	—
Total	$80,276	$1,117,767	—	$1,461,864	—

(1)
The potential payment in case of termination without cause represents 3 months of base salary ($80,276).

(2)
The potential payment in case of separation due to change in control is calculated by adding (i) the amount resulting from multiplying the 14,202 RSUs subject to accelerated vesting by the closing market price at December 31, 2020 ($66.21) and (ii) the amount resulting from multiplying each SAR award subject to accelerated vesting by the difference between the closing market price at December 31, 2020 ($66.21) and the exercise price for each SAR, as follows (7,838 SARs with an exercise price of $43.57). This does not include SARs where the exercise price exceeds the market price.

(3)
The potential payment in case of separation due to disability represents LTIP payments calculated by multiplying each SAR award subject to accelerated vesting by the difference between the closing market price at December 31, 2020 ($66.21) and the exercise price for each SAR, as follows (7,838 SARs with an exercise price of $43.57). This does not include SARs where the exercise price exceeds the market price.

(4)
The payment in case of separation due to death represents four times the base salary as a lump sum (payable by a third party insurer under a policy held by the Company for its employees) tax-free amount to the nominated person(s) plus LTIP potential payments calculated by adding the amount resulting from multiplying each SARs award subject to accelerated vesting by the difference between the closing market price at December 31, 2020 ($66.21) and the exercise price for each SAR, as follows (7,838 SARs with an exercise price of $43.57). This does not include SARs where the exercise price exceeds the market price.

(5)
For the amounts on this table, we used an exchange rate of $1.282939471 per British Pound, which reflects the applicable period average published rate from our BOPC Accounting System between January 1, 2020 and December 31, 2020.

Keyna Skeffington
The following table quantifies the potential payments that would be made to Ms. Skeffington if a termination or change-in-control event had occurred on December 31, 2020.
Type of Payment or Benefit	Termination without Cause(1)	Separation due to Change in Control(2)	Separation due to Disability(3)	Separation due to Death(4)	Separation due to Retirement
Severance	$436,199	—	—	$1,744,798	—
STIP	—	—	—	—	—
LTIP	—	$694,883	$379,228	$379,228	—
Benefits	—	—	—	—	—
Total	$436,199	$694,883	—	$2,124,026	—

(1)
The potential payment in case of termination without cause represents 12 months of base salary ($436,199). LivaNova may elect to pay this severance amount in installments, and in this case, if Ms. Skeffington secures alternative employment, then the gross installments payable after the date when alternative employment commences will be reduced by a sum equal to the gross amount of her income from the alternative employment.

(2)
The potential payment in case of separation due to change in control is calculated by adding (i) the amount resulting from multiplying the 10,137 RSUs subject to accelerated vesting by the closing market price at December 31, 2020 ($66.21) and (ii) the amount resulting from multiplying each SAR award subject to accelerated vesting by the difference between the closing market price at December 31, 2020 ($66.21) and the exercise price for each SAR, as follows (3,800 SARs with an exercise price of $59.97) and (15,4703 SARs with an exercise price of $43.57). This does not include SARs where the exercise price exceeds the market price.

(3)
The potential payment amount in case of separation due to disability represents LTIP payments calculated by multiplying each SAR award subject to accelerated vesting by the difference between the closing market price at December 31, 2020 ($66.21) and the exercise price for each SAR, as follows (3,800 SARs with an exercise price of $59.97) and (15,4703 SARs with an exercise price of $43.57). This does not include SARs where the exercise price exceeds the market price.

(4)
The payment in case of separation due to death represents four times the base salary as a lump sum (payable by a third party insurer under a policy held by the Company for its employees) tax-free amount to the nominated person(s) plus LTIP potential payments calculated by adding the amount resulting from multiplying each SARs award subject to accelerated vesting by the difference between the closing market price at December 31, 2020 ($66.21) and the exercise price for each SAR, as follows (3,800 SARs with an exercise price of $59.97) and (15,4703 SARs with an exercise price of $43.57). This does not include SARs where the exercise price exceeds the market price.

(5)
For the amounts in this table, we used an exchange rate of $1.282939471 per British Pound, which reflects the applicable period average published rate from our BOPC Accounting System between January 1, 2020 and December 31, 2020.

Marco Dolci
The following table quantifies the potential payments that would be made to Mr. Dolci if a termination or change-in-control event had occurred on December 31, 2020.

Type of Payment or Benefit	Termination without Cause(1)	Separation due to Change in Control(2)	Separation due to Disability(3)	Separation due to Death(4)	Separation due to Retirement
Severance	$720,294	—	—	$570,190	—
STIP	—	—	—	—	—
LTIP	—	$1,060,983	$355,516	$355,516	—
Benefits	—	—	—	—	—
Total	$720,294	$1,060,983	$355,516	$925,706	—

(1)
The potential payment in case of termination without cause per the applicable Italian Collective agreement represents 6 months of base salary, plus average bonus paid in the last 3 years divided by 36 (For a total of $360,147). In addition, according in the event of unjustified dismissal, the employee is entitled to an additional indemnity calculated according to seniority within the company that ranges from 4 to 8 months for executives with two to six year of seniority. For purpose of the table we have included the midpoint of this range (i.e. additional 6 months).

(2)
The potential payment in case of separation due to change in control is calculated by adding (i) the amount resulting from multiplying the 10,655 RSUs subject to accelerated vesting by the closing market price at December 31, 2020 ($66.21) and (ii) the amount resulting from multiplying each SAR award subject to accelerated vesting by the difference between the closing market price at December 31, 2020 ($66.21) and the exercise price for each SAR, as follows (15,4703 SARs with an exercise price of $43.57). This does not include SARs where the exercise price exceeds the market price.

(3)
The potential payment amount in case of separation due to disability represents LTIP payments calculated by multiplying each SAR award subject to accelerated vesting by the difference between the closing market price at December 31, 2020 ($66.21) and the exercise price for each SAR, as follows (15,4703 SARs with an exercise price of $43.57). This does not include SARs where the exercise price exceeds the market price.

(4)
The payment in case of separation due to death represents two times the base salary up to a maximum of €500,000 ($570,190), plus LTIP potential payments calculated by adding the amount resulting from multiplying each SARs award subject to accelerated vesting by the difference between the closing market price at December 31, 2020 ($66.21) and the exercise price for each SAR, as follows (15,4703 SARs with an exercise price of $43.57). This does not include SARs where the exercise price exceeds the market price.

(5)
For the amounts on this table, we used an exchange rate of $1.140380887 per Euro, which reflects the applicable period average published rate from our BOPC Accounting System between January 1, 2020 and December 31, 2020.

Roy Khoury
On February 26, 2021, we entered into a separation agreement with Mr. Khoury, in connection with his resignation from the company effective March 1, 2021. Mr. Khoury’s employment shall terminate on the earlier of March 31, 2022 and such other day as is agreed in accordance with the separation agreement any time after May 6, 2021.
The following table quantifies the potential payments that would be made to Mr. Khoury assuming a termination or change-in-control event had occurred on December 31, 2020.
Type of Payment or Benefit	Termination without Cause(1)	Separation due to Change in Control(2)	Separation due to Disability(3)	Separation due to Death(4)	Separation due to Retirement
Severance	$391,297	—	—	$1,565,186	—
STIP	—	—	—	—	—
LTIP (1)	—	$1,378,460	$355,516	$355,516	—
Benefits	—	—	—	—	—
Total	$391,297	$1,378,460	$355,516	$1,920,702	—

(1)
The potential payment in case of termination without cause represents 12 months of base salary ($391,297). LivaNova may elect to pay this severance amount in equal installments over a period of 12 months.

(2)
The potential payment in case of separation due to change in control is calculated by adding (i) the amount resulting from multiplying the 15,450 RSUs subject to accelerated vesting by the closing market price at December 31, 2020 ($66.21) and (ii) the amount resulting from multiplying each SAR award subject to accelerated vesting by the difference between the closing market price at December 31, 2020 ($66.21) and the exercise price for each SAR, as follows (15,4703 SARs with an exercise price of $43.57). This does not include SARs where the exercise price exceeds the market price.

(3)
The potential payment amount in case of separation due to disability represents LTIP payments calculated by multiplying each SARs award subject to accelerated vesting by the difference between the closing market price at December 31, 2020 ($66.21) and the exercise price for each SAR, as follows (15,4703 SARs with an exercise price of $43.57). This does not include SARs where the exercise price exceeds the market price.

(4)
The payment in case of separation due to death represents four times the base salary as a lump sum (payable by a third party insurer under a policy held by the Company for its employees) tax-free amount to the nominated person(s) plus LTIP potential payments calculated by adding the amount resulting from multiplying each SARs award subject to accelerated vesting by the difference between the closing market price at December 31, 2020 ($66.21) and the exercise price for each SAR, as follows (15,4703 SARs with an exercise price of $43.57). This does not include SARs where the exercise price exceeds the market price.

(5)
For the amounts on this table, we used an exchange rate of $1.282939471 per British Pound, which reflects the applicable period average published rate from our BOPC Accounting System between January 1, 2020 and December 31, 2020.

CEO Pay Ratio
SEC regulations require us to report the ratio of the CEO’s total annual compensation to the compensation of the median employee of our company.
For the year ended December 31, 2020:
•
the median annual total compensation of all employees of our company (other than the CEO), was $61,161; and

•
the annual total compensation of Mr. McDonald, our CEO, was $6,902,353.

Based on this information, the ratio of our annual total compensation of our CEO to the median of the annual total compensation of all employees is 113 to 1.
The methodology and material assumptions, adjustments, and estimates that we used to identify the median of the annual total compensation of all our employees, as well as to determine the annual total compensation of our median employee were as follows:
•
As of October 1, 2020, our employee population consisted of 4,001 individuals working at our parent company and consolidated subsidiaries, with approximately 32% of these individuals located in the United States, 6% located in Canada, 56% located in Europe, and 6% located in various countries in Southeast Asia and South America. We selected October 1, 2020 to allow sufficient time to identify the median employee given the global scope of our operations.

•
Our employee population, after taking into consideration the adjustments permitted by SEC rules (as described below) consisted of 3,768 individuals.

•
Using the de minimis exception, we limited our employee population to individuals residing in Europe, North America, Japan and Australia. The countries excluded were Brazil, Chile, China, Colombia, Hong Kong, India, Malaysia, Russian Federation, Singapore, Taiwan, Thailand and United Arab Emirates, totaling 233 employees.

•
Given the global distribution of our employee population, we have a variety of pay elements in the compensation arrangements of our employees. For example, while most of our employees participate in our STIP, the incentive compensation element for some of our employees residing in the US, Japan and Europe is based on commissions. They do not participate in our STIP. Consequently, we selected base salary or wages plus overtime pay as the most appropriate consistently applied compensation measure to identify the median employee.

•
We annualized the compensation of all permanent employees who were hired in fiscal 2020 but did not work for us or our consolidated subsidiaries for the entire fiscal year.

•
We did not make any cost-of-living adjustments in identifying the median employee.

•
With respect to the annual total compensation of our CEO, we used the amount reported in the “Total” column of our 2020 Summary Compensation Table included in this proxy statement. We applied the same approach to determine the annual total compensation of the identified median employee.

2020 Director Compensation Table
The Compensation Committee reviews the total compensation paid to our non-employee directors and non-executive chair of our Board. The purpose of the review is to ensure that the level of compensation is appropriate to attract and retain a diverse group of directors with the breadth of experience necessary to perform our Board’s duties and to compensate our directors fairly for their services. The review includes the consideration of qualitative and comparative factors. To ensure directors are compensated relative to the scope of their responsibilities, the Compensation Committee considers the factors set out in the Company’s remuneration policy and the non-employee director compensation policy which governs payments to all directors, including non-executive directors. Some of the factors considered include: the time and effort involved in preparing for Board and committee meetings and the additional duties assumed by committee chairs and the chair of our Board; the level of continuing education required to remain informed of broad corporate governance trends and material developments relevant to strategic initiatives within our company; and the compensation paid to directors at a peer group of companies as determined by the Compensation Committee with advice from its compensation consultant.
Fees for non-employee directors are consistent with prior year. In 2020, non-employee directors who served on the Company’s Board received the following fees paid in cash for their service on the Board:
•
annual board retainer fee of $110,000 ($185,000 for the Board chair)

•
committee chair fees:

•
$15,000 (Nominating and Corporate Governance Committee)

•
$20,000 (Compensation Committee)

•
$30,000 (Audit and Compliance Committee)

•
committee member fees (for members other than the committee chairs):

•
$6,000 (Nominating and Corporate Governance Committee)

•
$8,000 (Compensation Committee)

•
$15,000 (Audit and Compliance Committee)

The non-executive directors, in 2020, were also granted RSUs with a grant date fair market value of $110,000 for each non-executive director ($185,000 for the Board chair.) These are service-based awards that vest after one year. In the event of a termination prior to the end of a director’s term, these RSUs are prorated.

 The following table sets forth a summary of the compensation we paid to our non-employee directors in the year ended December 31, 2020:
Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)(1)	Total ($)
Daniel Moore	185,000	184,993	369,993
Hugh Morrison	146,000	109,979	255,979
Francesco Bianchi	133,000	109,979	242,979
Alfred Novak	133,000	109,979	242,979
Arthur L. Rosenthal, PhD	130,000	109,979	239,979
Sharon O’Kane, PhD	125,000	109,979	234,979
Andrea Saia	125,000	109,979	234,979
Stacy Enxing Seng	118,000	109,979	227,979
William Kozy	116,000	109,979	225,979
Todd Schermerhorn(2)	9,851	62,638	72,489

(1)
Amounts reflect the full grant-date fair value of RSUs granted in 2020 computed in accordance with FASB ASC Topic 718, rather than the amounts paid to or realized by the named individual. We provide information regarding the assumptions used to calculate the value of all stock awards and option awards made to our directors in “Note 2. Basis of Presentation, Use of Accounting Estimates and Significant Accounting Policies in the Company’s US Annual Report on Form 10-K for the year ended December 31, 2020. The RSUs shown in the table will vest on the earlier of (i) June 29, 2021 and (ii) the date of a Change in Control. As of December 31, 2020, all RSU awards were unvested. The stock award values shown above correspond to the following number of RSUs: for Mr. Moore 3,931 RSUs; and for all other directors listed above, 2,337 RSUs, with the exception to Mr. Todd Schermerhorn, see note 2 below.

(2)
Mr. Todd Schermerhorn was appointed to the Board effective December 3, 2020 and was granted 1,024 RSUs on December 15, 2020. Although Mr. Schermerhorn did not receive payment in 2020, $9,851 was prorated and paid in 2021 for fees related to December 2020.

Proposal No. 2 Advisory (Non-Binding) Vote to Approve Executive Compensation (Say on Pay)
Our shareholders are entitled to cast an advisory vote at the AGM to approve the compensation of our NEOs, as disclosed in this proxy statement. The shareholder vote is an advisory vote only and is not binding on us, the Board, or the Compensation Committee but is required by Section 14A of the Exchange Act.
Although the vote is non-binding, the Compensation Committee and the Board value your opinions and will consider the outcome of the vote in establishing compensation philosophy and making future compensation decisions. As described more fully in the “Compensation Discussion and Analysis” and “Executive Compensation” sections of the proxy statement, our NEOs are compensated in a manner consistent with our business strategy, competitive practice, sound compensation governance principles and shareholder interests and concerns. Our compensation policies and decisions are focused on pay-for-performance.
We are requesting your non-binding vote to approve the compensation of our NEOs as disclosed pursuant to Item 402 of Regulation S-K, and as described in the “Compensation Discussion and Analysis” and “Executive Compensation” sections of the proxy statement.
Vote Required:   The advisory vote regarding approval of the compensation of our NEOs requires the affirmative vote of a majority of shares present at the annual meeting, in person or by proxy, and entitled to vote on the proposal.
Board Recommendation:   The Board recommends a vote FOR the approval of the compensation of our NEOs as disclosed in this proxy statement, including the Compensation Discussion and Analysis, compensation tables, and narrative discussion.

AUDIT MATTERS
Audit and Compliance Committee Report
The Audit and Compliance Committee is comprised of five non-employee directors, all of whom are “independent” under the applicable Nasdaq rules and the applicable rules of the SEC. The Audit and Compliance Committee is governed by a written charter which has been adopted by the Board.
Our management team is responsible for the preparation, presentation, and integrity of the consolidated financial statements, maintaining a system of internal controls and having appropriate accounting and financial reporting principles and policies. The independent registered public accounting firm is responsible for planning and carrying out an audit of the consolidated financial statements and an audit of internal control over financial reporting in accordance with the rules of the Public Company Accounting Oversight Board (United States) and expressing an opinion as to the consolidated financial statements’ conformity with US generally accepted accounting principles (“GAAP”) and as to internal control over financial reporting. The Audit and Compliance Committee monitors and oversees these processes and is responsible for selecting and overseeing our independent registered public accounting firm. As part of the oversight process, the Audit and Compliance Committee met 14 times in 2020 and acted via written resolutions on two occasions. Throughout the year, the Audit and Compliance Committee met with our independent registered public accounting firm, management and internal auditor, both together and separately in closed sessions. In the course of fulfilling its responsibilities, the Audit and Compliance Committee did, among other things, the following:
1.
reviewed and discussed with management and the independent registered public accounting firm our consolidated financial statements for the year ended December 31, 2020 and the quarters ended March 31, 2020, June 30, 2020 and September 30, 2020;

2.
oversaw and discussed with management the review of internal control over our financial reporting;

3.
reviewed management’s representations that our consolidated financial statements were prepared in accordance with GAAP and present fairly our results of operations and financial position;

4.
discussed with the independent registered public accounting firm the matters required to be discussed by Auditing Standard No. 1301, Communications with Audit Committee;

5.
received the written disclosures and letter from the independent registered public accounting firm required by the applicable requirements of the Public Company Accounting Oversight Board regarding the independent registered public accounting firm’s communication with the Audit and Compliance Committee concerning independence, and discussed with the independent registered public accounting firm its independence;

6.
reviewed and evaluated the performance and quality of the independent registered public accounting firm and its lead audit partner in its determination to recommend the retention of the independent registered public accounting firm, including by assessing the performance of the independent registered public accounting firm from within the Audit and Compliance Committee and from the perspective of senior management and the internal auditor;

7.
considered whether the provision of non-audit services by our registered public accounting firm is compatible with maintaining the registered public accounting firm’s independence;

8.
reviewed the scope of and overall plans for the annual audit and the internal audit program;

9.
reviewed new accounting standards applicable with our CFO, internal audit department and our external auditors;

10.
consulted with management with respect to our processes for risk assessment and risk mitigation;

11.
reviewed our processes for monitoring compliance with the law and Company policies and Code of Business Conduct and Ethics; and

12.
reviewed and discussed with management its assessment and report on the effectiveness of our internal control over financial reporting as of December 31, 2020.

Based on its review and report on the Company’s internal control over financial reporting as of December 31, 2020, the Audit and Compliance Committee recommended to the Board that the audited consolidated financial statements be included in the Company’s US Annual Report on Form 10-K for the year ended December 31, 2020.
Francesco Bianchi
Hugh Morrison (chair)
Alfred Novak
Andrea Saia
Todd Schermerhorn
Fees Paid to PricewaterhouseCoopers
The following table summarizes the aggregate fees billed to us by PwC USA and its respective network member firms including PwC S.p.A. and the PricewaterhouseCoopers entity in the UK that acts as our UK statutory auditor (together, “PwC”) for services performed in connection with the financial year ended December 31, 2020 and the financial year ended December 31, 2019:
	Year Ended December 31, 2020	Year Ended December 31, 2019
	(in thousands)
Audit Fees(1)	$6,250	$7,664
Audit-Related Services(2)	$260	$0
Taxation advisory services(3)	$448	$443
All Other Fees(4)	$1	$1
Total	$6,959	$8,108

(1)
Audit Fees are fees we paid to PwC for professional services related to the audit of our annual financial statements and the review of our quarterly financial statements, and for services that are normally provided by the firm in connection with US or international statutory and regulatory filings or engagements.

(2)
Audit-Related Fees consist of aggregate fees to PwC for assurance services, other than those included in Audit Fees, related to the comfort letter issued in relation to the Offering Memorandum for $287.5 million Cash Exchangeable Senior Notes due 2025.

(3)
Tax Fees include applicable fees paid to PwC for tax services, including tax compliance and tax advice.

(4)
All Other Fees in 2020 and 2019 are for fees for disclosure checklist access.

Pre-Approval Policies and Procedures
The Audit and Compliance Committee has established an auditor independence policy that addresses the hiring of former employees of the Company’s auditors as well as the provision by the auditors of audit and non-audit services. The policy sets out certain non-audit services that are prohibited at all times as well as a separate list of services that may be permitted if approved by the Audit and Compliance Committee, subject to certain caps (expressed as a percentage of the average of all fees paid to the auditor in each of the prior three years). The committee may approve non-audit services in excess of this cap only if it concludes that the auditor is, or a reasonable investor with knowledge of all relevant facts and circumstances would conclude that the auditor is, capable of exercising objective and impartial judgment on all issues encompassed within the auditor’s engagement. In this same policy, the committee also delegated approval authority to the committee’s chair (or by resolution to any other member of the committee) to approve any one or more individual audit or permitted non-audit services for which estimated fees do not exceed $100,000. In such cases, the committee chair reports such approvals at the next scheduled meeting of the committee.

Proposal No. 3 Ratification of the Appointment of PwC USA as the Company’s Independent
Registered Public Accounting Firm
The Audit and Compliance Committee has appointed PwC USA as our independent registered public accounting firm for the year ending December 31, 2021, subject to ratification by our shareholders. Although the ratification of this appointment is not required to be submitted to a vote of the shareholders, the Board believes it appropriate as a matter of policy to request that the shareholders ratify the appointment of the registered public accounting firm for the year ending December 31, 2021.
We anticipate that a representative of PwC USA or an affiliated member firm will be present at the AGM. The representative will be given the opportunity to make a statement if he or she desires to do so, and is expected to be available to respond to any appropriate questions that may be submitted by shareholders at the AGM.
Vote Required:   This ordinary resolution will be approved if there is an affirmative vote of a majority of shares present at the AGM, in person or by proxy, and entitled to vote on the proposal. If this proposal does not receive the affirmative vote of the holders of a majority of the shares entitled to vote and present in person or represented by proxy at the AGM, the Audit and Compliance Committee will reconsider the appointment, but may decide to maintain its appointment of PwC USA.
Board Recommendation:   The Board and the Audit and Compliance Committee recommend a vote FOR the ratification of the appointment of PwC USA as the Company’s independent registered public accounting firm for the year ending December 31, 2021.

Proposal No. 4 — Ordinary Resolution to Grant Authority to Allot Shares
The action requested in this Proposal 4 is required because the Company is incorporated in England and Wales and is subject to the Companies Act 2006 (the “Companies Act”). For Companies subject to the Companies Act, unlike for companies incorporated in the US, the power to allot (or issue) shares is restricted in terms of number of shares that may be allotted and the time period during which they may be allotted.
Under the Companies Act, the directors may only allot shares in the Company or grant rights to subscribe for, or to convert any security, into shares in the Company if they are authorized to do so by the Company’s Articles of Association or by shareholder resolution. The requirement for such authorization to allot by the Company’s shareholders is an additional step not generally required when companies domiciled in the United States are issuing securities. The directors believe that it is important for the Company to retain the flexibility to allot shares on an accelerated basis should the directors determine it is necessary or advisable and in the best interests of shareholders, without incurring the costs or delays associated with calling a special meeting and preparing and circulating proxy materials to approve specific allotments of shares.
The Company sought a similar authority at the 2020 AGM. Shortly before the meeting the Company committed to restrict the length of the authority. At the 2020 AGM, the equivalent resolution was passed and the Company committed not to utilize this authority for more than eighteen (18) months after the 2020 AGM and to seek renewal of this authority at 2021 AGM.
Therefore, the Company is now requesting that its Board have the authority to allot up to an aggregate nominal amount of £16,122,679, which is equivalent to approximately 33% of the Company’s existing issued share capital (excluding treasury shares). The authority sought under this resolution will, if granted, lapse at the end of the next annual general meeting of the Company or, if earlier, the close of business on the date that is fifteen (15) months after the date on which the resolution is passed, which is in line with the approach taken by public companies listed in the UK.
The directors have no present intention to exercise the authority sought under this resolution, other than to satisfy options and other awards under the Company’s option and incentive schemes and one-off incentive arrangements, but believe it is in the interests of shareholders for the directors to have this flexibility to allot shares, should circumstances and their intentions change.
The approval of this resolution by the Company’s shareholders will not substitute for any approvals that may be required for a specific transaction under any applicable Nasdaq listing rules.
Vote Required:   This ordinary resolution will be approved if there is an affirmative vote of a majority of shares present at the AGM, in person or by proxy, and entitled to vote on the proposal.
Board Recommendation:   The Board recommends a vote FOR the proposal to grant the authority to allot shares.

Proposal 5 — Special Resolution to Grant Power to Disapply Pre-Emptive Rights
This action, like Proposal 4, is required because the Company is incorporated in England and Wales. In this proposal, the Company is requesting that when the Board allots (issues) shares for cash:
a.
up to an aggregate nominal amount of £2,442,830, which is equivalent to approximately 5% of the Company’s existing issued share capital (excluding treasury shares), for any purpose and

b.
(in addition to the amount set out under (a) above), up to an aggregate nominal amount of £2,442,830, which is equivalent to approximately 5% of the Company’s existing issued share capital (excluding treasury shares), to be used only for the purposes of financing an acquisition or other capital investment, it not be required to offer pre-emption rights to existing shareholders.
The authority sought under this resolution will, if granted, lapse at the end of the next annual general meeting of the Company or, if earlier, the close of business on the date that is fifteen (15) months after the date on which the resolution is passed, which is in line with the approach taken by public companies listed in the UK. This resolution, if passed, would give the directors the power to allot new equity securities or to sell treasury shares held by the Company for cash without first offering them to shareholders in proportion to their existing holdings, subject to the limits set forth above.
Under the Companies Act, when an allotment of shares is for cash, the Company must first offer those shares on the same terms to existing shareholders of the Company on a pro-rata basis (commonly referred to as statutory pre-emption rights) unless these statutory pre-emption rights are disapplied by approval of the shareholders.
The requirement to first offer shares to existing shareholders is an additional step not generally required when companies domiciled in the United States are issuing securities. The directors believe that it is important for the Company to retain the flexibility to issue shares on an accelerated basis should the directors determine it is necessary or advisable and in the best interests of shareholders, without incurring the costs or delays associated with calling a special meeting and preparing and circulating proxy materials to disapply pre-emption rights in connection with specific allotments of shares.
An equivalent resolution giving the directors the power to allot new equity securities or to sell treasury shares held by the Company for cash without first offering them to shareholders in proportion to their existing holdings up to a specified limit was passed at the 2020 annual general meeting of the Company and the Company committed not to utilize this authority for more than eighteen (18) months after the 2020 annual general meeting and to seek renewal of this authority at the annual general meeting of the Company in 2021.
The directors have no present intention to exercise the authority sought under this resolution, other than to satisfy options and other awards under the Company’s option and incentive schemes and one-off incentive arrangements, but believe it is in the interests of shareholders for the directors to have this flexibility to allot shares for cash, should circumstances and their intentions change.
The approval of this resolution by the Company’s shareholders will not substitute for any approvals that may be required for a specific transaction under any applicable Nasdaq listing rules.
Vote Required:   This special resolution will be approved if there is an affirmative vote of at least 75% of the votes cast on the resolution.
Board Recommendation:   The Board recommends a vote FOR the proposal to disapply pre-emptive rights.

Share Ownership Information
The following table sets forth, as of April 22, 2021, except where otherwise noted, certain information with respect to the amount of our ordinary shares beneficially owned by:
•
Each of our NEOs;

•
Each director;

•
All current executive officers and directors as a group; and

•
Each person known by us to own beneficially more than 5% of the outstanding ordinary shares.

We are not aware of any agreements among our shareholders that relate to voting or investment of our ordinary shares.
Name of Beneficial Owner	Amount and Nature of Beneficial Ownership(1)
	Shares Owned	Shares Acquirable Within 60 Days	Total Beneficial Ownership	Percent of Class(2)
Named Executive Officers:
Damien McDonald	75,779	4,450	80,229	*
Marco Dolci	6,950	565	7,515	*
Trui Hebbelinck	1,283	0	1,283	*
Alex Shvartsurg	2,676	1,577	4,253	*
Keyna Skeffington	4,919	1,146	6,065	*
Directors:
Francesco Bianchi	2,955	0	2,955	*
Stacy Enxing Seng	1,459	0	1,459	*
William Kozy	2,983	0	2,983	*
Daniel Moore	30,699	0	30,699	*
Hugh Morrison(3)	2,929	0	2,929	*
Alfred Novak	12,012	0	12,012	*
Sharon O’Kane, PhD	5,023	0	5,023	*
Arthur L. Rosenthal, PhD	20,046	0	20,046	*
Andrea Saia	4,438	0	4,438	*
Todd Schermerhorn	0	0	0	0
All current executive officers and directors as a group (15 persons)	174,151	7,738	181,889	*
5% Holders:(4)
BlackRock, Inc.(5)	5,300,222	—	5,300,222	10.85
55 East 52nd Street
New York, NY 10055
PRIMECAP Management Company(6)	3,956,695	—	3,956,695	8.10
177 E. Colorado Blvd., 11th Floor
Pasadena, CA 91105
Harris Associates L.P.(7)	3,735,678	—	3,735,678	7.65
111. S. Wacker, Suite 4000
Chicago, IL 60606

*
Less than 1%

(1)
Beneficial ownership is determined in accordance with the SEC’s rules and regulations and generally includes voting or investment power with respect to securities. LivaNova ordinary shares subject to options and warrants currently exercisable, or exercisable within 60 days after April 22, 2021, are deemed outstanding for purposes of computing the percentage of shares beneficially owned by the person holding such rights, but are not deemed outstanding for computing the percentage of any other person. Except as indicated by footnote, and subject to community property laws where applicable, the persons named in the table have sole voting and investment power with respect to all ordinary shares shown as beneficially owned by them. The address for each executive officer and director of the Company is 20 Eastbourne Terrace London W2 6LG, United Kingdom.

(2)
Based on total shares outstanding of 48,856,606 as of April 22, 2021.

(3)
2,929 shares owned by Mr. Morrison are pledged as collateral in connection with a margin account.

(4)
5% holders are as of April 22, 2021, as reported on Schedules 13G filed with the SEC.

(5)
The shares set forth in the table reflect the number of shares beneficially owned as of December 31, 2020, based on a Schedule 13G/A filed on January 27, 2021 by BlackRock, Inc. In such Schedule 13G/A, BlackRock, Inc. reported having sole voting power over 6,094,144 shares, shared voting power over no shares, sole dispositive power over 6,210,396 shares and shared dispositive power over no shares.

(6)
The shares set forth in the table reflect the number of shares beneficially owned as December 31, 2020, based on a Schedule 13G/A filed on February 12, 2021 by PRIMECAP Management Company. In such Schedule 13G/A, PRIMECAP Management Company reported having sole voting power over 3,920,885 shares, shared voting power over no shares, sole dispositive power over 3,920,885 shares and shared dispositive power over no shares.

(7)
The shares set forth in the table reflect the number of shares beneficially owned as December 31, 2020, based on a Schedule 13G/A filed on February 12, 2021 by Harris Associates L.P. In such Schedule 13G/A, Harris Associates L.P. reported having sole voting power over 3,735,678 shares, shared voting power over no shares, sole dispositive power over 3,735,678 shares and shared dispositive power over no shares.

Delinquent Section 16(a) Reports
Section 16(a) of the Exchange Act requires our officers and directors, and persons who beneficially own more than 10% of a registered class of our equity securities, to file reports of ownership on Form 3 and changes in ownership on Form 4 or Form 5 with the SEC. Such officers, directors and greater-than-10% shareholders are also required by securities laws to furnish us with copies of all Section 16(a) forms they file.
Based solely on a review of Forms 3, 4, and 5 (including amendments to such forms) furnished to us during and with respect to the year ended December 31, 2020, no director, officer or beneficial owner of more than 10% of our registered shares failed to file on a timely basis reports required by Section 16(a) of the Exchange Act in the year ended December 31, 2020 with the exception of one report for Mr. Khoury.

OTHER PROPOSALS
Proposal No. 6 Advisory Vote to Approve the UK Directors’ Remuneration Report
The Board considers that appropriate remuneration of directors plays a vital part in helping us to achieve our overall objectives, and accordingly, and in compliance with the Companies Act, we are providing shareholders with the opportunity to vote on an advisory resolution approving the directors’ remuneration report included in our UK Annual Report. This proposal is similar to Proposal 2 regarding the compensation of our NEOs. However, the directors’ remuneration report is concerned solely with the remuneration of our executive and non-executive directors and is required under the Companies Act. We encourage shareholders to read the directors’ remuneration report as set forth in the UK Annual Report and the directors’ remuneration policy approved by shareholders in 2019 (which governs the 2020 directors’ remuneration report). The Board and the Compensation Committee believe that the policies and procedures articulated in the directors’ remuneration report are effective in achieving our compensation objectives, and serve to attract and retain high-quality non-executive directors.
The directors’ remuneration report for 2020 is set out on pages 50 to 70 of the UK Annual Report. The names of directors whose remuneration is the object of this proposal are set out on page 47 of the UK Annual Report. All UK incorporated companies that are “quoted companies” under the Companies Act are required to put their directors’ remuneration report to shareholders.
This vote is advisory only, pursuant to the Companies Act, and the directors’ entitlement to receive remuneration is not conditional on it. Payments made or promised to directors will not have to be repaid, reduced or withheld in the event that the resolution is not passed. The resolution and vote are a means of providing shareholder feedback to the Board. The Compensation Committee will review and consider the outcome of the vote in connection with the ongoing review of our executive director and non-executive director compensation programs.
Vote Required:   The advisory vote regarding approval of the UK directors’ remuneration report requires the affirmative vote of a majority of shares present at the AGM, in person or by proxy, and entitled to vote on the proposal.
Board Recommendation:   The Board recommends a vote FOR the approval of the 2020 UK directors’ remuneration report.

Proposal No. 7 To Receive and Adopt the UK Annual Report and Accounts
The Board is required to present at the Annual Meeting of Shareholders the Company’s audited UK Annual Report for the year ended December 31, 2020. In accordance with its obligations under English law, the Company will provide shareholders at the AGM the opportunity to receive and adopt the UK Annual Report and ask any relevant and appropriate questions of the representative of PricewaterhouseCoopers LLP, a limited liability partnership organized in the UK (“PwC UK”) in attendance at the AGM.
Vote Required:   The vote regarding approval of the UK Annual Report requires the affirmative vote of a majority of shares present at the AGM, in person or by proxy, and entitled to vote on the proposal.
Board Recommendation:   The Board recommends a vote FOR the receipt and adoption of the UK Annual Report.

Proposal No. 8 Re-appointment of PricewaterhouseCoopers LLP as the Company’s UK Statutory Auditor
Under the Companies Act, the Company is required to appoint the UK statutory auditor at each meeting at which the UK Annual Report and accounts are presented to shareholders, to hold office until the conclusion of the next such meeting. PwC UK has served as the Company’s UK statutory auditor since completion of the merger of Sorin and Cyberonics on October 19, 2015. The Audit and Compliance Committee has recommended to the Board the re-appointment of PwC UK as the Company’s UK statutory auditor and has confirmed to the Board that its recommendation is free from third party influence and that no restrictive contractual provisions have been imposed on the Company limiting the choice of auditor.
Vote Required:   The re-appointment of PwC UK as our UK statutory auditor requires an affirmative vote of a majority of shares present at the AGM, in person or by proxy, and entitled to vote on the proposal. If this ordinary resolution is not approved, the Board may appoint an auditor to fill the vacancy.
Board Recommendation:   The Board and the Audit and Compliance Committee recommend a vote FOR the re-appointment of PwC UK as the Company’s UK statutory auditor under the Companies Act to hold office from the conclusion of the meeting until the conclusion of the next AGM at which accounts are laid before the Company.

Proposal No. 9 Authorization of the Directors and/or the Audit and Compliance Committee to Determine the Remuneration of PwC UK in its Capacity as UK Statutory Auditor
Under the Companies Act, the remuneration of our UK statutory auditor must be fixed in a general meeting or in such manner as may be determined in a general meeting. We are asking our shareholders to authorize the Board and/or the Audit and Compliance Committee of the Company to determine the remuneration of PwC UK in its capacity as the Company’s UK statutory auditor under the Companies Act.
Vote Required:   This authorization requires an affirmative vote of a majority of shares present at the annual meeting, in person or by proxy, and entitled to vote on the proposal.
Board Recommendation:   The Board recommends a vote FOR the authorization of the Board and/or the Audit and Compliance Committee to determine the Company’s UK statutory auditor’s remuneration.

GENERAL MATTERS
Shareholder Proposals for the 2022 AGM
Shareholders who, in accordance with Rule 14a-8 of the Exchange Act, wish to present proposals for inclusion in the proxy materials to be published by us in connection with our 2022 AGM must submit their proposals to the Office of the Company Secretary of LivaNova at 20 Eastbourne Terrace, London W2 6LG by December 31, 2021. As the rules of the SEC make clear, simply submitting a proposal does not guarantee its inclusion in our proxy statement.
In accordance with our Articles of Association (our “Articles”), and without prejudice to the rights of a shareholder of record under the Companies Act, in order to nominate a candidate for election as a director or properly bring business before our 2022 AGM, a shareholder’s notice of the matter the shareholder wishes to present must be delivered to the Office of the Company Secretary of LivaNova at 20 Eastbourne Terrace, London W2 6LG, not less than 90 nor more than 120 days prior to the first anniversary of the date of this year’s AGM, subject to certain exceptions. As a result, any notice given by or on behalf of a shareholder pursuant to these provisions of our Articles (and not submitted pursuant to Rule 14a-8) must be received no earlier than February 9, 2022, and no later than March 11, 2022. The requirements for advance notice of shareholder proposals under our Articles do not apply to proposals properly submitted under Rule 14a-8 under the Exchange Act, as those shareholder proposals are governed by Rule 14a-8. Shareholders are advised to review our Articles, for further details on the requirements and procedures to submit shareholder proposals.
We reserve the right to reject, rule out of order or take other appropriate action with respect to any proposal that does not comply with Rule 14a-8, our Articles or any other requirements, as applicable.
Under section 338 of the Companies Act, shareholders meeting the threshold requirements in that section may require that we include a resolution in the Notice of AGM. Provided that the appropriate thresholds are met, notice of the resolution must be received by us at the Office of the Company Secretary of LivaNova at 20 Eastbourne Terrace, London W2 6LG at least six weeks prior to the date of the AGM or, if later, at the time notice of the AGM is delivered to shareholders.
Saving Resources: Householding and Electronic Communications
We are mindful that sending notices, documents, or information to shareholders by non-electronic means is costly to us in terms of administration, printing and postage costs and has a greater environmental impact than electronic communications. In some cases, duplicate materials going to the same address add to these costs. Both US securities laws and English company law provide ways for us to cut costs and benefit the environment.
Internet Availability of Proxy Materials
Pursuant to rules adopted by the SEC, we are making this proxy statement available to our shareholders electronically via the internet. On April 30, 2021, we will mail the Notice of Internet Availability of Proxy Materials (the “Notice”) to shareholders of our Ordinary Shares at the close of business on the Record Date, other than those shareholders who previously requested electronic or paper delivery of communications from us. The Notice contains instructions on how to access an electronic copy of our proxy materials, including this proxy statement and our UK Annual Report and US Annual Report. The Notice also contains instructions on how to request a paper copy of our proxy materials. We believe that this process will allow us to provide you with the information you need in a timely manner, while conserving natural resources and lowering the costs of the AGM.
Electronic Communications
At our 2016 AGM, shareholders voted in favor of a resolution to authorize the Company, under English law, to send notices, documents, or information to shareholders of record by electronic means. In conjunction with our registrars, Computershare Inc., in early 2018, we offered to our shareholders of record the option of receiving an email notification each time we publish new shareholder documents on our website. Those shareholders who have supplied us with an email address will no longer receive copies of certain paper documents, such as our UK Annual Report and US Annual Report. Instead they will receive an email containing links to our website where electronic copies of the documents can be viewed and downloaded. Others have opted to receive paper notices of documents available on our website, and those who did not respond to our letter will by default continue to receive notifications in the same way.
Householding of Proxy Materials
The SEC has adopted rules regarding delivery of proxy statements and annual reports to shareholders sharing the same address. We may satisfy these delivery rules by delivering a single proxy statement and annual report to an address shared by two or more of our shareholders who are not participating in electronic proxy material delivery. This delivery method, referred to as “householding,” results in significant cost savings for us. In order to take advantage of this opportunity, we have delivered only one proxy statement and annual report to multiple shareholders who share an address unless we have received contrary instructions from one or more of the shareholders. We will deliver promptly, upon written or oral request, a separate copy of the proxy statement and annual report to a shareholder at a shared address to which a single copy of the documents was delivered. If shareholders receive one set of materials due to householding, they may revoke their consent for future mailings at any time by contacting Computershare Inc., for registered holders, either by calling toll-free at 1-866-498-2549 or by writing to Computershare Inc. at P.O. Box 505008, Louisville, KY, USA 40233. Shareholders will be removed from the householding program within 30 days of their response, following which they will receive an individual copy of our proxy materials. If you are the beneficial owner, you will need to contact your broker, bank or other nominee to make such requests. Shareholders can also opt-in to householding if they are current receiving multiple sets of materials to the same address, or change their previous elections by using the above contact information.
Annual Reports and Proxy Materials
On April 30, 2021, we will have begun mailing the Notice and this proxy statement, the accompanying proxy card (as to CDIs as defined herein, a Form of Proxy), our UK Annual Report, and our US Annual Report on Form 10-K . Copies of these materials filed with the SEC may be accessed free of charge through our website (www.livanova.com). Requests for mailed copies of the US Annual Report and/or the UK Annual Report may also be submitted to the Office of the Company Secretary of LivaNova at 20 Eastbourne Terrace, London W2 6LG, United Kingdom (exhibits will be furnished upon payment of a nominal fee, which fee will be limited to the expenses we incur in providing you with the requested exhibits). Our US Annual on Form 10-K, including the exhibits thereto, is also available through the SEC’s web site at www.sec.gov, as is this proxy statement, filed on Schedule DEF 14A.
Expenses of Solicitation
This solicitation is made by the Company. We will bear the costs of soliciting proxies, including the reimbursement to record holders of their expenses in forwarding proxy materials to beneficial holders. Directors, officers and employees of LivaNova and its subsidiaries may solicit proxies personally, telephonically, electronically or by other means of communication but will receive no additional compensation for such solicitation. We have engaged the Proxy Advisory Group, LLC, to assist in the solicitation of proxies and provide related advice and informational support, for a services fee, plus customary disbursements, which are not expected to exceed $15,000 in total.
Frequently Asked Questions About the Annual General Meeting
What is a proxy statement and what is a proxy?
A proxy statement is a document that the rules and regulations of the United States including the SEC require us to give to you when we ask you to give a proxy designating individuals to vote on your behalf. A proxy is your legal designation to another person to vote shares that you own. That other person is called a proxy. If you designate someone as your proxy in a written document, that document is also called a proxy or proxy card.

Why did I receive these proxy materials?
We have delivered or made available the notice of AGM in this proxy statement, proxy cards, the UK Annual Report, and the US Annual Report of LivaNova (the “proxy materials”) to our shareholders of record and beneficial holders of our shares as of the Record Date, in connection with the solicitation of proxies for use at the AGM, or at any adjournment or postponement thereof.
In addition, we have provided brokers, dealers, bankers, voting trustees and their nominees, at our expense, with additional copies of the proxy materials so that our shareholders of record can, as needed, supply these materials to the beneficial owners of shares as of the Record Date.
Copies of the proxy materials have also been supplied, at our expense, to Computershare Investor Services PLC (the “Voting Agent”), acting as voting agent on behalf of the custodian, being CREST International Nominees Limited (“CREST Nominees”) as custodian for Euroclear UK & Ireland Ltd (“Euroclear”) as the depositary and issuer of the CREST Depository Interests (“CDIs”) to be supplied to the holders of CDIs.
Will any other matters be decided at the AGM?
At the date of this proxy statement, we do not know of any other matters to be raised at the AGM other than those described in this proxy statement. If any other matters are, in accordance with the Companies Act, other applicable law or our Articles, properly presented for consideration at the AGM, such matters will, subject to the Companies Act, the Articles and applicable law, be considered at the AGM and the individuals acting as proxies will vote on such matters in their discretion.
What is the difference between holding ordinary shares as a shareholder of record, or as a beneficial owner and holder of CDIs?
If a shareholder is registered on the register of members of the Company as holding ordinary shares, that shareholder is considered, with respect to those ordinary shares, the shareholder of record. As of April 22, 2021, being the latest practicable date prior to publication of this proxy statement, our shareholders of record were Cede & Co., the nominee for the Depositary Trust Company (“DTC”), and 58 other shareholders of record. In order to become a shareholder of record of ordinary shares, a beneficial owner must withdraw the relevant ordinary shares from the DTC system. Beneficial owners are reminded that any transfer of the ordinary shares out of the DTC system will generally be subject to UK stamp duty or stamp duty reserve tax (“SDRT”) at a rate of 0.5% of any consideration, which is payable by the transferee of the ordinary shares (i.e., any third party into whose name the ordinary shares are transferred). However, where no consideration is given for the transfer of the ordinary shares out of the DTC system (i.e., where beneficial ownership of the ordinary shares is not changing and there is no third party paying consideration for the ordinary shares), no charge to UK stamp duty or SDRT should arise. In addition, if such ordinary shares are subsequently redeposited into the DTC system, the redeposit will attract UK stamp duty or SDRT at a higher 1.5% rate. Beneficial owners are, therefore, strongly discouraged from withdrawing their ordinary shares from the DTC system.
If your ordinary shares are held for you in a stock brokerage account or by a broker, bank or other nominee, you are considered the beneficial owner of shares held in street name, and these proxy materials are being made available or forwarded to you by your broker, bank or other nominee through whom you hold the ordinary shares. As the beneficial owner, you have the right to direct your broker, bank or other nominee on how to vote your ordinary shares by following the instructions for voting on the proxy card.
In addition, in connection with the admission to trading of the ordinary shares on the London Stock Exchange, we entered into depositary arrangements to enable holders to settle interests in ordinary shares through the CREST system without the need for the underlying ordinary shares to be withdrawn from the DTC system. When trading in LivaNova’s ordinary shares on the London Stock Exchange was canceled, any holders of depositary interests who took no action to withdraw their interests from the depositary facility operated by Computershare Investor Services PLC by the date of termination of that facility had their interests replaced through CREST with CDIs. These CDIs represent underlying ordinary shares on a one-for-one basis.

Who is entitled to vote at the AGM?
Shareholders of record and beneficial holders as of the Record Date are entitled to attend (virtually) and vote at the AGM. Please note the following special cases:
•
Any corporation that is a shareholder of record may by resolution of its directors or other governing body authorize such person as it thinks fit to act as its representative at the AGM and the person so authorized shall (on production of a certified copy of such resolution at the AGM) be entitled to exercise the same powers on behalf of the corporation as that corporation could exercise if it were an individual shareholder of the Company.

•
Beneficial owners of ordinary shares as of the Record Date have the right to direct their broker or other agent on how to vote the ordinary shares in their account. They are also invited to attend the AGM. However, as beneficial owners are not shareholders of record of the relevant ordinary shares, they may not vote their ordinary shares at the AGM unless they request and obtain a legal proxy from their broker or agent.

•
Holders of CDIs may instruct the Voting Agent on behalf of CREST Nominees, as custodian in the DTC clearance system for Euroclear, as the depository and issuer of the CDIs, as to how to exercise the votes attaching to the ordinary shares underlying such CDIs by voting through www.envisionreports.com/livn or returning a completed Form of Proxy (the “CDI Form of Proxy”) to Computershare Investor Services Plc, acting as Voting Agent on behalf of CREST Nominees. Alternatively, holders of CDIs can vote using the CREST system. After the Voting Agent has received instructions on how to vote on the proposals from the holders of CDIs, it will complete an omnibus proxy card reflecting such instructions and send it to the transfer agent.

What are the total voting rights in the Company?
As of April 22, 2021, there were 48,856,606 ordinary shares in issue and entitled to vote. Each Ordinary Share is entitled to one vote on each matter properly brought before the AGM.
How do I vote if I am a shareholder of record?
If you are a shareholder of record who is entitled to attend and vote at the AGM, you may vote your ordinary shares virtually at the AGM or appoint another person or persons as your proxy to exercise any or all of your rights to attend and to speak and vote at the AGM. You may appoint more than one proxy in relation to the AGM (provided that each proxy is appointed to exercise the rights attached to a different Ordinary Share(s)). Such proxy need not be a shareholder of record, but must attend the AGM to represent you and must vote as you instruct for your vote to be counted.
You may appoint a proxy to vote on your behalf using one of the following methods:
•
By returning the proxy card, or other instrument appointing a proxy, completed in accordance with the instructions therein and signed to Proxy Services, c/o Computershare Investor Services, PO Box 505008, Louisville, KY, USA 40233.

•
By submission via the internet by going to www.envisionreports.com/livn and following the instructions provided; or

•
By telephone, using the number shown on the notice or proxy card;

•
During the AGM, you may submit a ballot at www.meetingcenter.io/260382039 (Password: LIVN2021). You will need to review the information included on your Notice or on your proxy card or in the instructions accompanying your proxy materials. The password for the meeting is LIVN2021.

To be effective, the proxy appointment must be received by 13:00 British Summer Time on June 9, 2021.
Details of how to appoint the chair of the AGM, or another person, as your proxy are set out in the proxy card.

Please sign the proxy card exactly as your name appears on the card. If a shareholder of record is a corporation, limited liability company or partnership, the proxy card should be signed in the full corporate, limited liability company or partnership name by a duly authorized person. If the proxy card is signed pursuant to a power of attorney or by an executor, administrator, trustee or guardian, please state the signatory’s full title and provide a certificate or other proof of appointment. In the case of joint holders, the vote of the senior holder who tenders a vote, whether in person or by proxy, shall be accepted to the exclusion of the votes of the other joint holders and seniority shall be determined by the order in which the names of the holders stand in the register of members.
The return of a completed proxy card, or the submission of proxy instructions via the internet or by telephone, will not prevent a shareholder of record from attending (virtually) and voting at the AGM. If you have appointed a proxy and attend the AGM (virtually) and vote in person, your proxy appointment will automatically be terminated.
If you properly give instructions as to your proxy appointment by executing and returning a paper proxy card or through the internet or by telephone, and your proxy appointment is not subsequently revoked, your ordinary shares will be voted in accordance with your instructions.
If you are a shareholder of record and you execute and return a proxy card, but do not give instructions, your proxy will be voted FOR each of the proposals.
If you have not received a proxy card and believe that you should have one, please contact your broker, bank or other nominee for more information.
How do I vote if I am a beneficial owner?
If you are a beneficial owner, you should follow the directions provided by your broker, bank or other nominee. You may submit instructions by telephone or through the internet to your broker, bank or other nominee, or request and return a paper proxy card to your broker, bank or other nominee.
If you are a beneficial owner and you wish to vote virtually at the meeting in person at the AGM, you must obtain a legal proxy from your broker, bank or other nominee and register to attend the AGM following the instructions below. To register to attend the AGM virtually, you must submit proof of your proxy power (legal proxy) reflecting your LivaNova holdings along with your name and email address to Computershare Inc. Requests for registration should be directed to:
Computershare Inc.
LivaNova PLC Legal Proxy
PO Box 43001
Providence, RI
USA 02940-3001
or legalproxy@computershare.com
Requests for registration must be labeled as “Legal Proxy” and be received no later than 5:00 pm (Eastern Standard Time) on June 3, 2021.
You will receive a confirmation of your registration by email after we receive your registration materials.
How do I vote if I am a holder of CDIs?
If you are a holder of CDIs, you should follow the instructions on the notice of meeting and vote your shares at www.envisionreports.com/livn.
Alternatively, holders of CDIs may transmit voting instructions by utilizing the CREST voting service in accordance with the procedures described in the CREST Manual. CREST personal members or other CREST sponsored members, and those CREST members who have appointed a voting service provider, should refer to their CREST sponsor or voting service provider, who will be able to take appropriate action on their behalf. In order for instructions made using the CREST voting service to be valid, the appropriate CREST message (a “CREST Voting Instruction”) must be properly authenticated in accordance with

Euroclear’s specifications and must contain the information required for such instructions, as described in the CREST Manual (available via www.euroclear.com).
To be effective, the CREST Voting Instruction must be transmitted so as to be received by the Voting Agent (ID: 3RA50) no later than 13:00 British Summer Time on June 9, 2021 (or, in the event of an adjourned meeting, four business days before the adjourned meeting (excluding weekends and public holidays in the UK and the US). For this purpose, the time of receipt will be taken to be the time (as determined by the time stamp applied to the CREST Voting Instruction by the CREST applications host) from which our agent is able to retrieve the CREST Voting Instruction by inquiry to CREST in the manner prescribed by CREST. After this time, any change of voting instructions made through CREST should be communicated to the Voting Agent by other means.
Holders of CDIs and, where applicable, their CREST sponsors or voting service providers should note that Euroclear does not make available special procedures in CREST for any particular messages. Normal system timings and limitations will therefore apply in relation to the transmission of CREST Voting Instructions. It is the responsibility of the CDI holder concerned to take (or, if the CDI holder is a CREST personal member or sponsored member or has appointed a voting service provider, to procure that CREST sponsor or voting service provider takes) such action as shall be necessary to ensure that a CREST Voting Instruction is transmitted by means of the CREST voting service by any particular time. In this connection, CDI holders and, where applicable, their CREST sponsors or voting service providers are referred, in particular, to those sections of the CREST Manual concerning practical limitations of the CREST system and timings.
We may treat as invalid a CREST Voting Instruction in the circumstances set out in Regulation 35(5)(a) of the Uncertificated Securities Regulations 2001.
After the Voting Agent has received instructions as to how to vote on the resolutions from the CDI holders, it will then complete an omnibus proxy card reflecting such instructions.
If you are a holder of CDIs and you wish to vote in person at the AGM, please contact the Voting Agent, Computershare Investor Services PLC (contact details for whom are set in the Form of Direction to be sent by Computershare Investor Services PLC to all holders of CDIs) to obtain a letter of representation to allow you to attend, speak at and vote at the AGM.
What should I do if I receive more than one Notice, proxy card or Form of Proxy?
If you own some ordinary shares directly in your name as a registered holder and other ordinary shares as a beneficial owner holding through a broker, bank or other nominee, or if you own ordinary shares through more than one broker, bank or other nominee, you may receive multiple Notices and/or proxy cards. It is necessary for you to complete, sign and return all of the proxy cards included in the proxy materials you receive (or vote over the internet or by telephone for each card) and vote separately for each Notice you receive in order for all your shares to be voted.
How is a quorum determined?
The presence of the holders of record of shares in the Company who together represent at least the majority of the voting rights of all the shareholders of record entitled to vote, present in person or by proxy, at the AGM is necessary to constitute a quorum. Abstentions and broker non-votes will be counted as present and entitled to vote for the purposes of determining a quorum at the AGM.
What are “routine” and “non-routine” matters and what are “broker non-votes”?
Under the rules and interpretations of the New York Stock Exchange (which by extension imposed by the SEC apply to all US brokers), “non-routine” matters are matters that may substantially affect the rights or privileges of shareholders, such as mergers, shareholder proposals, elections of directors (even if not contested) and executive compensation, including advisory shareholder votes on executive compensation and on the frequency of shareholder votes on executive compensation. The ratification of the selection of the independent registered public accounting firm for both the US and the UK are generally considered to be “routine.”

Brokers, banks or other nominees generally have discretionary voting power with respect to routine matters but not non-routine matters.
If you own your ordinary shares through a bank, broker or other nominee and you do not provide them with specific voting instructions, the bank, broker or nominee will be permitted to vote only on routine matters and will submit a “broker non-vote” on non-routine matters. At our AGM, only the ratification of the selection of the independent registered public accounting firm is considered routine and accordingly, that is the only proposal on which a bank, broker or other nominee can vote without instructions. All other proposals being considered at the AGM are considered to be non-routine matters. Brokers, banks and other nominees may not vote on your behalf on these matters unless you have provided instructions from you on how to vote your shares.
Broker non-votes will be counted for the purpose of determining whether a quorum is present at the AGM.
What are the voting requirements to approve the resolutions?
In accordance with the Articles, all resolutions will be taken on a poll. Voting on a poll will mean that each share represented in person or by proxy will be counted in the vote.
Please see the discussion under each proposal for a detailed explanation of the voting requirement for each proposal.
Can I change my vote or revoke my proxy?
If you are a shareholder of record, you can change how you wish to instruct the proxy to vote or revoke your proxy at any time before the AGM, by:
•
Delivering a valid, later-dated proxy card prior to the cut-off time for receipt of proxies, in which case your later-submitted proxy will be recorded and your earlier proxy revoked. Any later-dated proxy card received after the relevant cut-off time will be disregarded;

•
Amending your internet or telephone proxy instruction prior to the cut-off time for receipt of proxies, whereby your original instruction will be superseded. Any amended proxy instruction received after the relevant cut-off time will be disregarded;

•
Sending written notice to the office of the Company Secretary at the Company’s registered office, which must be received at least 24 hours prior to the start of the AGM; or

•
Voting at the AGM.

If you are a beneficial owner of ordinary shares, you may submit new proxy appointment instructions by contacting your broker, bank or other nominee. You may also vote in person at the AGM if you obtain a legal proxy and register for the meeting.
If you are a CDI holder, you may submit a new Form of Proxy following the instructions previously set out, at any time prior to 13:00 a.m. British Summer Time on June 9, 2021.
All ordinary shares that have been properly voted and not revoked will be counted in the votes held on the resolutions proposed at the AGM. Attending the AGM without taking further action will not automatically revoke your prior proxy.
How can I attend the AGM?
The AGM will be a completely virtual meeting of shareholders, which will be conducted exclusively by webcast. You are entitled to participate in the AGM only if you were a shareholder of the Company as of the close of business on the Record Date, or if you hold a valid proxy for the AGM. No physical meeting will be held.
You will be able to attend the AGM online and submit your questions during the meeting by visiting www.meetingcenter.io/282913758. You also will be able to vote your shares online by attending the AGM by webcast.

To participate in the AGM, you will need to review the information included on your Notice, on your proxy card or on the instructions that accompanied your proxy materials. The password for the meeting is LIVN2021.
If you hold your shares through an intermediary, such as a bank or broker, you must register in advance using the instructions below.
The online meeting will begin promptly at 13:00 British Summer Time on June 9, 2021. We encourage you to access the meeting prior to the start time leaving ample time for the check in. Please follow the registration instructions as outlined in this proxy statement.
How do I register to attend the AGM virtually on the internet?
If you are a registered shareholder (i.e., you hold your shares through our transfer agent, Computershare), you do not need to register to attend the AGM virtually on the internet. Please follow the instructions on the notice or proxy card that you received.
If you hold your shares through an intermediary, such as a bank or broker, you must obtain a legal proxy from your intermediary and then register in advance to attend the AGM virtually on the internet.
To register to attend the AGM virtually, you must submit proof of your proxy power (legal proxy) reflecting your LivaNova holdings along with your name and email address to Computershare. Requests for registration must be labeled “Legal Proxy” and be received no later than 5:00 p.m., Eastern Time, on June 2, 2021.
You will receive a confirmation of your registration by email after we receive your registration materials.
Requests for registration should be directed as follows:
By email:
Forward the email from your broker, or attach an image of your legal proxy, to legalproxy@computershare.com
By mail:
Computershare
LivaNova PLC Legal Proxy
PO Box 43001
Providence, RI
USA 02940-3001
If you are a holder of CDIs and would like to attend, speak and vote at the AGM, please contact the Voting Agent Computershare Investor Services PLC (contact details for whom are set out in the Form of Direction to be sent by Computershare Investor Services PLC to all holders of CDIs) who will provide you with a letter of representation with respect to your CDI holding as at the Record Date that will enable you to attend, speak at and vote your underlying ordinary shares at the AGM on CREST Nominees’ behalf.
Why are you holding a virtual meeting instead of a physical meeting?
We are excited to embrace the latest technology to provide expanded access, improved communication and cost savings for our shareholders and the Company. We believe that hosting a virtual meeting will enable more of our shareholders to attend and participate in the meeting since our shareholders can participate from any location around the world with internet access.
What if I have trouble accessing the AGM virtually?
The virtual meeting platform is fully supported across browsers (MS Edge, Firefox, Chrome and Safari) and devices (desktops, laptops, tablets and cell phones) running the most up-to-date version of applicable software and plugins. Participants should ensure that they have a strong internet connection wherever they intend to participate in the meeting. We encourage you to access the meeting prior to the start time. A link on the meeting page will provide further assistance should you need it or you may call 1-888-724-2416.
Can I ask questions at the AGM?
If you were a shareholder on the Record Date and have the right to attend the AGM, you can ask questions at the AGM. There will be a facility to enter your questions online and, subject to meeting rules, a response will be provided verbally for all to hear.
Who will count the votes?
Representatives of the Company’s transfer agent, Computershare, will serve as scrutineers of the poll, and will also serve as master tabulator.
Where can I find the voting results of the AGM?
The preliminary voting results will be announced at the AGM. The final voting results will be checked by the scrutineers and disclosed by way of an announcement via a Current Report on Form 8-K, which LivaNova is required to file with the SEC. The results of the polls taken on the resolutions at the AGM and any other information required by the Companies Act will be made available on our website (www.livanova.com) as soon as reasonably practicable after the AGM and for a period of two years thereafter.
Other information
For additional information, please contact company.secretariat@livanova.com.
Other Business
The Board is not aware of any business to be acted upon at the AGM other than that described in this proxy statement. If any other business comes before the AGM, the proxy holders (as indicated in the accompanying proxy card or cards) will vote their proxies according to their best judgment with respect to such matters.

Health innovation that matters

T +44 203 325 0660

www.livanova.com

LivaNova VOTE

Your vote matters – here's how to vote!

You may vote online or by phone instead of mailing this card.

Votes submitted electronically must be received by 8:00 a.m., Eastern Time, on June 9, 2021

Online
Go to **www.envisionreports.com/LIVN** or scan the QR code — login details are located in the shaded bar below.

Phone
Call toll free 1-800-652-VOTE (8683) within the USA, US territories and Canada

Using a **black ink** pen, mark your votes with an **X** as shown in this example. Please do not write outside the designated areas. ☒

2021 Annual General Meeting Proxy Card

▼ IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

A Proposals — The Board of Directors recommends a vote FOR all the nominees and FOR Proposals 2 – 9.

	For	Against	Abstain		For	Against	Abstain		For	Against	Abstain
1.01	☐	☐	☐	1.07	☐	☐	☐	4.	☐	☐	☐
1.02	☐	☐	☐	1.08	☐	☐	☐	5.	☐	☐	☐
1.03	☐	☐	☐	1.09	☐	☐	☐	6.	☐	☐	☐
1.04	☐	☐	☐	1.10	☐	☐	☐	7.	☐	☐	☐
1.05	☐	☐	☐	2.	☐	☐	☐	8.	☐	☐	☐
1.06	☐	☐	☐	3.	☐	☐	☐	9.	☐	☐	☐

1 U P X

03GGDD

The 2021 Annual General Meeting of Shareholders of LivaNova PLC will be held on
Wednesday, June 9th, 2021 at 13:00 BST virtually via the Internet at **www.meetingcenter.io/282913758**

To access the virtual meeting, you must have the information that is printed in the shaded bar located on the reverse side of this form.

The password for this meeting is — LIVN2021

▼ IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

Proxy — LivaNova PLC

Notice of 2021 Annual General Meeting of Shareholders

Proxy Solicited by Board of Directors for 2021 Annual General Meeting

The shareholder(s) hereby appoint(s) the duly appointed Chairman of the 2021 Annual General Meeting of Shareholders of LivaNova PLC as proxy, with the power to appoint his/her substitute, and hereby authorize(s) such proxy to attend, speak and vote on their behalf, as designated on the reverse side of this ballot, and upon such other business as may properly come before the meeting, or any adjournment or postponement thereof, all of the Ordinary Shares that the shareholder(s) is/are entitled to vote at the 2021 Annual General Meeting of Shareholders of LivaNova PLC to be held at 13:00 BST on Wednesday, June 9, 2021 virtually via the internet at www.meetingcenter.io/282913758 and any adjournment or postponement thereof. By returning this card, the shareholder(s) acknowledge receipt of the proxy statement (including the notice of the annual general meeting of LivaNova PLC.) A shareholder may appoint a proxy of his or her choice, if a proxy other than the Chairman is preferred, delete the words "the duly appointed Chairman of the 2021 Annual General Meeting of the Shareholders of LivaNova PLC" above and insert the name of your proxy in the space provided below. A proxy need not be a member of the Company but should appear at the meeting to represent you. The shareholder(s) revoke(s) any previous proxy or proxies given for such shares. The shareholder(s) ratify(ies) and confirms any actions that the persons holding the shares, or their substitute, by virtue of this executed card taken in accordance with the proxy granted hereunder. **IF NO DIRECTION AS TO THE MANNER OF VOTING THE PROXY IS MADE, THE PROXY WILL BE VOTED "FOR" EVERY NOMINEE AND "FOR" PROPOSALS 2-9.**

Completion and return of a proxy card or submission of proxy instructions will not prevent a shareholder from attending the meeting and voting.

To appoint more than one proxy, (an) additional proxy card(s) may be obtained from your bank, broker or other nominee. Please indicate next to the proxy holder's name the number of shares in relation to which they are authorized to act as your proxy. Please also indicate by ticking the box provided if the proxy instructions are one of the multiple instructions being given. All forms must be signed and returned together in the same envelope.

You are encouraged to specify your choices by marking the appropriate boxes (see reverse side) but you need not mark any boxes if you wish to vote in accordance with the Board of Directors' recommendations.

This proxy, when properly executed, will be voted in the manner directed herein. The Board of Director's recommends a vote "FOR" all nominees and "FOR" proposals 2-9.

In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

IF VOTING BY MAIL, YOU MUST COMPLETE SECTIONS A - C ON BOTH SIDES OF THIS CARD.

(Items to be voted appear on reverse side)

B Authorized Signatures — This section must be completed for your vote to count. Please date and sign below.

Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.
/ /		

C Non-Voting Items

Change of Address — Please print new address below.	**Comments** — Please print your comments below.